Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

The Partners

Ashbury Apartments Limited Partnership

Sioux Falls, South Dakota

We have audited the accompanying balance sheets of Ashbury Apartments Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashbury Apartments Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EIDE BAILLY, LLP

Sioux Falls, South Dakota

January 20, 2004

Independent Auditor’s Report

To the Partners

Bennetts Pointe Limited Partnership

I have audited the accompanying balance sheets of Bennetts Pointe Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issue by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bennetts Pointe Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Bennetts Pointe Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

THOMAS C. CUNNINGHAM, CPA, PC

Bristol, VA

February 15, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bradley Elderly, L.P.

I have audited the accompanying balance sheet of Bradley Elderly, L.P. as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flow for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradley Elderly, L.P. as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BOB T. ROBINSON, CPA

Jackson, Mississippi

January 28, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Clarksville Estates, L.P.

DBA Clarksville Estates

Clarkton, MO 63837

We have audited the accompanying balance sheets of Clarksville Estates, L.P. (a limited partnership) DBA Clarksville Estates as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted In the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clarksville Estates, L.P (a limited partnership) DBA Clarksville Estates as of December 31, 2003 and 2002 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were performed for the purpose of forming an opinion on the basic financial statements of Clarksville Estates, L.P. taken as a whole. The supplementary data included on pages 14-15 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Clarksville Estates, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed In accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN

Clarkton, MO

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

College Greene Rental Associates, L.P.

We have audited the accompanying balance sheet of College Greene Rental Associates. L.P. (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 30, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Evergreen Hills Associates, L.P.

We have audited the accompanying balance sheet of Evergreen Hills Associates, L.P. (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evergreen Hills Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 26, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

FLORAL ACRES APARTMENTS II, ALPIC

We have audited the accompanying balance sheet of FLORAL ACRES APARTMENTS II, ALPIC, RHS Project No. 22-026-721172913 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of FLORAL ACRES APARTMENTS II, ALPIC as of December 31, 2002, were audited by other auditors whose report dated March 4, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FLORAL ACRES APARTMENTS II, ALPIC as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of FLORAL ACRES APARTMENTS, II, ALPIC’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT, CPA’S

Monroe, Louisiana

February 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Franklinton Elderly Housing, Ltd.

Franklinton, Louisiana

We have audited the accompanying balance sheets of Franklinton Elderly Housing, Ltd., as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklinton Elderly Housing, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2004, on our consideration of Franklinton Elderly Housing, Ltd.’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on Pages 13-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

WAY, RAY, SHELTON & CO., P.C.

Tuscaloosa, AL

January 28, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Goldenrod, Ltd.

Mansfield, Massachusetts

We have audit the accompanying balance sheet of Goldenrod, Ltd. (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and Cash flows for the years then ended. These financial statements are the responsibility of Goldenrod, Ltd’s management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldenrod, Ltd., as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 15 and 16) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

RESTIVO MONACELLI, LLP

Mansfield, Massachusetts

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

HARRISONBURG SENIORS APARTMENTS, ALPIC

We have audited the accompanying balance sheet of HARRISONBURG SENIORS APARTMENTS, ALPIC, RHS Project No. 22-013-721199864 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of HARRISONBURG SENIORS APARTMENTS, ALPIC as of December 31, 2002, were audited by other auditors whose report dated March 15, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HARRISONBURG SENIORS APARTMENTS, ALPIC as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of HARRISONBURG SENIORS APARTMENTS, ALPIC’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT, CPA’S

Monroe, Louisiana

March 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Shady Lane Seniors Apartments

We have audited the accompanying balance sheet of Shady Lane Seniors Apartments (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Shady Lane Seniors Apartments as of December 31, 2002, were audited by other auditors whose report dated April 14, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shady Lane Seniors Apartments as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2004, on our consideration of Shady Lane Seniors Apartments’ internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Shady Lane Seniors Apartments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HARTT, CPA’S

West Monroe, Louisiana

March 18, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Virginia Avenue Affordable Housing Limited Partnership

I have audited the accompanying balance sheets of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MARTIN A. STARR, CPA

Bakersfield, CA

January 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Black River Run Limited Partnership

We have audited the accompanying balance sheet of Black River Run Limited Partnership as of December 31, 2003 and the related statements of operations, partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

LARSON ALLEN WEISHAIR & CO., LLP

Eau Claire, Wisconsin

January 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Liveoak Village Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of Liveoak Village Limited Partnership (an Alabama limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liveoak Village Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with the U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 3 1, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD ROBINSON & COMPANY, LLP

Charlotte, NC

January 31, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lookout Ridge Limited Partnership

We have audited the accompanying balance sheet of Lookout Ridge Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lookout Ridge Limited Partnership as of December 31, 2003, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statement and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

RANKIN, RANKIN & CO.

Ft. Wright, KY

March 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pumphouse Crossing II Limited Partnership

We have audited the accompanying balance sheet of Pumphouse Crossing II Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumphouse Crossing II Limited Partnership as of December 31, 2003, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

LARSON ALLEN WEISHAIR & CO., LLP

Eau Claire, Wisconsin

January 25, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Pinedale II Limited Partnership

We have audited the accompanying balance sheet of Pinedale II Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinedale II Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

LARSON ALLEN WEISHAIR & CO., LLP

Eau Claire, Wisconsin

January 13, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Black River Run Limited Partnership

We have audited the accompanying balance sheet of Black River Run Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

LARSON ALLEN WEISHAIR & CO., LLP

Eau Claire, WI

January 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Bayou Crossing Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheet of Bayou Crossing Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Bayou Crossing Limited Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bayou Crossing Limited Partnership as of December 31, 2003, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion, on the basic financial statements taken as a whole. The supplemental information Included In the schedules (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

RESTIVO MONACELLI LLP

Mansfield, Massachusetts

February 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Crystal City/Festus Partnership, LP

We have audited the accompanying balance sheets of Crystal City / Festus Partnership, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits ‘in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal City / Festus Partnership, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 4, 2004

INDEPENDENT AUDITOR’S REPORT

Partners

Edmond Properties,

An Oklahoma Limited Partnership

We have audited the accompanying balance sheet of EDMOND PROPERTIES, an OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these statements based on our audit.  The financial statements of EDMOND PROPERTIES, an OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2002 were audited by other auditors whose report dated February 5, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EDMOND PROPERT IES, an OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HANKINS & CO.

Fort Smith, Arkansas

February 13, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Elk Tower Apartments LP

We have audit accompanying balance sheets of Elk Tower Apartments Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elk Tower Apartments Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied In the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

KENNETH E. LOY & CO., P.C.

Alton, Illinois

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Goldenrod, Ltd.

Mansfield, Massachusetts

We have audited the accompanying balance sheet of Goldenrod, Ltd.,(a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. The financial statements are the responsibility of Goldenrod Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit In accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures In the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldenrod Ltd., as of December 31, 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information Included In the schedules (shown on pages 15 and 16) is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

RESTIVO MONACELLI LLP

Mansfield, Massachusetts

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Kimbark 1200 Associates, Limited Partnership

Longmont, Colorado

We have audited the accompanying balance sheet of Kimbark 1200 Associates, Limited Partnership, FHA Project No. 101-98011, as of December 31, 2003, and the related statement of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimbark 1200 Associates, Limited Partnership FHA Project No. 10 1-98011, as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 14, 2004 on our consideration of Kimbark 1200 Associates, Limited Partnership internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

We conducted our audit for the purpose of forming an opinion on the basic financial statements of Kimbark 1200 Associates, Limited Partnership taken as a whole. The accompanying supplemental information (shown on pages thirteen through fifteen) is presented for purposes of additional analysis and is not a required part of the basic financial statements of Kimbark 1200 Associates, Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Z.A. Zudyk, CPA

Longmont, Colorado

February 14, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lost Tree Limited Partnership

We have audited the accompanying balance sheets of Lost Tree Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lost Tree Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MECHSNER & CO., LLC

Springfield, Missouri

January 29, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Philadelphia Housing II, Limited Partnership

Philadelphia, Mississippi

We have audited the accompanying balance sheets of Philadelphia Housing II, Limited Partnership (a Mississippi limited partnership), RHS Project No.: 28-050-640808922 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Philadelphia Housing II, Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements.  We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budge (RHS Form RD 1930-7).  Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MATTHEWS CUTRER & LINDSAY

Ridgeland, MS

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

RICHMOND-HARDIN PARTNERSHIP, LP

We have audited the accompanying balance sheets of Richmond-Hardin Partnership, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, ‘in all material respects, the financial position of Richmond-Hardin Partnership, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended ‘in conformity with accounting principles generally accepted ‘in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 3, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Swedesboro Housing Limited Partnership

191 White Horse Pike

Berlin, New Jersey

We have audited the accompanying balance sheets of SWEDESBORO HOUSING LIMITED PARTNERSHIP as of December 31, 2003 and 2002, and the related statements of income, partners’ capital, and statements of cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SWEDESBORO HOUSING LIMITED PARTNERSHIP as of December 31, 2003 and 2002, and results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 5, 2004 on our consideration of Swedesboro Housing Limited Partnership’s internal controls over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The supplemental information is presented in this report for purposes of additional analysis and, although not required for a fair presentation of financial position, results of operations, and cash flows, was subjected to the audit procedures applied in the audit of the basic financial statements.  In our opinion, the accompanying supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole and should be read in conjunction with those statements.

RAGONE, LACATENA, FAIRCHILD & BEPPEL

Haddonfield, NJ

March 5, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

TROY VILLA, LP

We have audited the accompanying balance sheets of Troy Villa, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Troy Villa, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended ‘in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Mid City Associates Limited Partnership

We have audited the accompanying balance sheets of Mid City Associates Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Thom standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing and Mortgage Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid City Associates Limited Partnership as of December 31, 2003 and 2002, and results of its operations, and its cash flows for the years then ended in accordance with the New Jersey Housing and Mortgage Finance Agency Policies and Procedure Manual.

The accompanying supplemental information (shown on pages 20 to 27) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the, auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our reports dated February 7, 2004 on our consideration of Mid City Associates Limited Partnership’s internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

REITBERGER POLLEKOFF & KOZAK, P.C.

Vienna, Virginia

February 7, 2004

INDEPENDENT AUDITORS’ REPORT

To the partners of

Colonna Redevelopment Company, LP

We have audited the accompanying balance sheets of Colonna Redevelopment Company, LP (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, cash flows and partners’ equity for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonna Redevelopment Company, LP as of December 31, 2003 and 2002, and results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying supplemental schedule is presented for purposes of additional analysis and is not a required part of the financial statements. The Information in this schedule has been subjected to the auditing procedures applied in the audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

CALLAGHAN NAWROCKI, LLP

Melville, New York

April 14, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Barlee Properties Limited Partnership

Barling, Arkansas

We audited the accompanying balance sheets of Barlee Properties Limited Partnership (The Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barlee Properties Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

LAWRENCE, SCHLUTERMAN & SCHWARTZ, LTD.

Fort Smith, Arkansas

February 27, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Bayou Crossing Limited Partnership

Mansfield, Massachusetts

We have audited the accompanying balance sheet of Bayou Crossing Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of Bayou Crossing Limited Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit In accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bayou Crossing Limited Partnership, as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion, on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 17 and 18) Is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, In our opinion, Is fairly stated, In all material respects, in relation to the financial statements taken as a whole.

RESTIVO MONACELLI LLP

Mansfield, Massachusetts

February 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Crystal City / Festus Partnership, LP

We have audited the accompanying balance sheets of Crystal City/Festus Partnership, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal City/Festus Partnership, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 4, 2004

INDEPENDENT AUDITOR’S REPORT

Partners

Edmond Properties,

An Oklahoma Limited Partnership

We have audited the accompanying balance sheets of EDMOND PROPERTIES, AN OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of EDMOND PROPERTIES, AN OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2002 were audited by other auditors whose report dated February 5, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EDMOND PROPERTIES, AN OKLAHOMA LIMITED PARTNERSHIP as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HANKINS & CO., CPA’S

Fort Smith, Arkansas

February 13, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Halls Ferry Apartments, L.P.

We have audited the accompanying balance sheets of Halls Ferry Apartments, L.P. as of December 31, 2003 and 2002 and the related statements of operations, partners, equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Halls Ferry Apartments, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners, equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MECHSNER & COMPANY, LLC

Springfield, Missouri

February 25, 2004

Independent Auditors’ Report

Partners

Ithaca I Limited Partnership

Ithaca, Michigan

We have audited the accompanying balance sheets of Ithaca I Limited Partnership, Rural Development Project No.  26-029-383113117 as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and, disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ithaca I Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Ithaca I Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws and regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 12 through 19 is presented for purposes of complying with the requirements of Rural Development and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO, CPA’S

Lansing, Michigan

February 13, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Kimbark 1200 Associates, Limited Partnership

Longmont, Colorado

We have audited the accompanying balance sheet of Kimbark 1200 Associates, limited Partnership, FHA Project No. 101-98011, as of December 31, 2003, and the related statement of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimbark 1200 Associates Limited Partnership FHA Project No. 101-98011, as of December 31, 2003, and the results of its operations and the changes in the partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 14, 2004 on our consideration of Kimbark 1200 Associates, Limited Partnership internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

We conducted our audit for the purpose of forming an opinion on the basic financial statements of Kimbark 1200 Associates, Limited Partnership taken as a whole. The accompanying supplemental information (shown on pages thirteen through fifteen) is presented for purposes of additional analysis and is not a required part of the basic financial statements of Kimbark 1200 Associates, Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Z.A. ZUDYK, CPA’S

Longmont, Colorado

February 14, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

MATHIS APARTMENTS, LTD

We have audited the accompanying balance sheet of MATHIS APARTMENTS, LTD, RHS Project No. 51-005-721010606 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of MATHIS APARTMENTS, LTD as of December 31, 2002, were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MATHIS APARTMENTS, LTD as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of MATHIS APARTMENTS, LTD’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT, CPA’S

Monroe, Louisiana

March 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

ORANGE GROVE SENIORS, LTD.

We have audited the accompanying balance sheet of ORANGE GROVE SENIORS, LTD., RHS Project No. 50-025-742670408 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of ORANGE GROVE SENIORS, LTD. as of December 3 1, 2002, were audited by other auditors whose report dated February 20, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ORANGE GROVE SENIORS, LTD. as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of ORANGE GROVE SENIORS, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT, CPA’S

Monroe, Louisiana

March 19, 2004

Independent Auditor’s Report

To The Partners

Sacramento SRO Limited Partnership

A California Limited Partnership

7 10 West Ivy

San Diego, CA 92101

We have audited the accompanying balance sheets of Sacramento SRO Limited Partnership, A California Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sacramento SRO Limited Partnership, A California Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CONSIDINE & CONSIDINE

San Diego, CA

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Hills Apartments, L.P.

We have audited the accompanying balance sheets of South Hills Apartments, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Hills Apartments, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GORACKE RITTERBUSH & PIOTROWSKI, LLP

Omaha, Nebraska

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

ST. PETERS VILLA, LP

We have audited the accompanying balance sheets of St. Peters Villa, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Peters Villa, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Village Woods Estates, L.P.

We have audited the accompanying balance sheets of Village Woods Estates, L.P. as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Woods Estates, L.P. as of December 3 1, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PAULUS & COMPANY, CPA’S

Hamburg, NY

January 30, 2004

INDEPENDENT AUDITOR’S REPORT

To The Partners

Autumn Ridge Associates

Roanoke, Virginia:

We have audited the accompanying balance sheet of Autumn Ridge Associates (A Virginia Limited Partnership) as of December 31, 2003 and 2002 and the related statement of operations and partners’ equity (deficit) and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Autumn Ridge Associates as of December 31, 2003 and 2002, and the results of its operation and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was] made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 through 17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

YOUNG & PRICKITT

Roanoke, VA

February 12, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Brownsville Associates, Limited

We have audited the accompanying balance sheets of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 3 0, 2004 on our consideration of Brownsville Associates Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

YORK, DILLINGHAM & COMPANY, PLLC

Columbia, Tennessee

January 30, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Elm Street Associates, LP

We have audited the accompanying balance sheet of Elm Street Associates, LP as of December 31, 2003 and the related statement of operations, changes in partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on the financial statements based on our audit.  The financial statements of Elm Street Associates. L.P. as of December 31, 2002 were audited by other auditors whose report dated March 21, 2003 expressed an unqualified opinion on those statements, prior to restatement. We also audited the adjustments described in Note 9 that were applied to restate the 2002 financial statements. In our opinion such adjustments are appropriate and have been properly applied.

We conducted our audit in accordance with auditing standards generally Accepted in the United States of America. Those standards require that we plan and perform the audit to obtain, reasonable assurance about whether the financial statements are free of material misstatement. An audit in accordance with these standards includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elm Street Associates, LP, as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made primarily for the purpose of formulating an opinion on the basic financial statements taken as a whole. The supplemental schedule of operating expenses included herein, although not considered necessary for a fair presentation of financial position and results of operations in conformity with accounting principles and generally accepted in the United States of America, is presented for supplemental analysis purposes and has been subjected to the auditing procedures applied in the audit of the basic financial statements and is, in our opinion, stated fairly in all material respects in relation to the basic financial statements taken as a whole.

ROSENBERG NEUWIRTH KUCHER

April 7, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

Los Lunas Apartments Limited Partnership dba Hillridge Apartments

Los Lunas, New Mexico

We have audited the accompanying balance sheet of Los Lunas Apartments Limited Partnership d/b/a Hillridge Apartments as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Los Lunas Apartments Limited Partnership dba Hillridge Apartments as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PALMER & CO., P.A.

Albuqueque, NM

April 3, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

New Hilltop Apartments, A Limited Partnership

Columbia, South Carolina

We have audited the accompanying balance sheets of New Hilltop Apartments, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Hilltop Apartments, A Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2004 on our consideration of New Hilltop Apartments, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DURANT, SCHRAIBMAN & LINDSAY

Columbia, SC

January 24, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

NORTH HAMPTON PLACE, LP

We have audited the accompanying balance sheets of North Hampton Place, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis, for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Hampton Place, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

HOWE & ASSOCIATES, PC

Columbia, Missouri

February 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Northfield Housing, L.P.

I have audited the accompanying balance sheets of Northfield Housing, LP as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis, for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northfield Housing, LP as of December 31, 2003 and 2002, and results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BOB T. ROBINSON, CPA

Jackson, Mississippi

March 1, 2004

Independent Auditors’ Report

To the Partners

Overton Associates, L.P.

Elko, Nevada

We have audited the accompanying balance sheets of Overton Associates, L.P. (the partnership), Rural Development Case No. 33-002-0880283493, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and with Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the partnership as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, We have issued a report dated January 27, 2004, on our consideration of the Partnership’s internal control over financial reporting and over tests of its compliance with laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 13 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Partnership for the year ended December 31, 2003. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

CHILD SULLIVAN & COMPANY

Kaysville, Utah

January 27, 2004

Independent Auditors’ Report

To the Partners

Pahrump Valley Investors

A Wyoming Limited Partnership

Pahrump, Nevada

We have audited the accompanying balance sheets of Pahrump Valley Investors, A Wyoming Limited Partnership, USDA, Rural Development Project Number 33-019-680204949, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and, perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pahrump Valley Investors, as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2004 on our consideration of Pahrump Valley Investors’ internal control structure and a report dated January 15, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Pahrump Valley Investors. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CHILD SULLIVAN & COMPANY

Kaysville, Utah

January 27, 2004

Independent Auditors’ Report

To the Partners

Woodlands Associates, L.P.

Elko, Nevada

We have audited the accompanying balance sheets of Woodlands Associates, L.P. (the partnership), Rural Development Case No. 33-004-0880314570, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and, perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the partnership, as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2004 on our consideration of the partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 11 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership for the year ended December 31, 2003. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CHILD SULLIVAN & COMPANY

Kaysville, Utah

January 27, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SG - Wyandotte, L.P.

( A California Limited Partnership)

Fresno, CA

We have audited the accompanying balance sheets of SG-Wyandotte, LP, A California Limited Partnership, (the partnership), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and, perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the partnership, as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 12 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JANZEN TAMBERI & WONG

Fresno, CA

January 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Stanton Associates, Limited

We have audited the accompanying balance sheets of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of Stanton Associates Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

YORK DILLINGHAM & COMPANY PLLC

Columbia, Tennessee

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

ZWOLLE PARTNERSHIP

We have audited the accompanying balance sheet of Zwolle Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Zwolle Partnership as of December 31, 2002, were audited by other auditors whose report dated February 20, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zwolle Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2004, on our consideration of Zwolle Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Zwolle Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON HINES & HARTT

West Monroe, Louisiana

February 4, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

352 Lenox Associates, L.P.

We have audited the accompanying balance sheet of 352 Lenox Associates, L.P. as of December 31, 2003 and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted oar audit in accordance with auditing standards generally accepted in the United States of America Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 352 Lenox Associates, L.P. as of December 31, 2003, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements- Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Lipsky, Goodkin & Co., P.C.

New York, New York

March  22, 2004

Independent Auditors’ Report

To the Partners

Ethel Housing, L.P.

I have audited the accompanying balance sheets of Ethel Housing, L.P., RD Case No. 28-0040640823417, as December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Ethel Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements, referred to above, present fairly, in all material respects, the financial position of Ethel Housing, L.P. at December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated February 15, 2004 on my consideration of the Ethel Housing, L.P.’s internal control over financial reporting and my tests of its compliance with certain provisions of laws, regulations, contracts, grants, and specific requirements of RD programs. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns on pages I5 through 18, on which I express no opinion, has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

J.E. Fortenberry, III, PC

Ethel, Mississippi

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills I LC

I have audited the accompanying balance sheets of Hurricane Hills LC as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Hurricane Hills I LC as of December 31, 2003, and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

MORRIS ACCOUNTING CO., INC.

Cedar City, VT

INDEPENDENT AUDITOR’S REPORT

To the partners

Main Everett Housing Limited Partnership

We have audited the accompanying balance sheets of Main Everett Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Main Everett Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company

Larchmont, New York

January 26, 2004

Independent Auditors’ Report

To the Partners of

Maple Limited Partnership

We have audited the accompanying balance sheets of Maple Limited Partners (the Partnership) as of December 31, 2003 and 2002, and the related-statements of operations, changes in partners’ equity, and cash flows for years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2004, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements - applicable, to major and nonmajor programs and specific requirements applicable to Fair Housing and on-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Kevin P. Martin & Associates, P.C.

Braintree, Massachusetts

February 18, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

M.R.H., L.P.

We have audited the accompanying balance sheets of M.R.H., L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.R.H., L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Boyd, Franz & Stephans, LLP

St. Louis, Missouri

January 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Washington Arms Apartments

We have audited the accompanying balance sheet of HUD Project #046-NI093 of Washington Arms Apartments (a 1imited partnership) as of December 31, 2003, and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year ended December 31, 2003.  These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project #046-NI093 of Washington Arms Apartments (a limited partnership) as of December 31, 2003, and the related statements of profit and loss, changes in deficiency in partners’ capital for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated January 22, 2004 on our consideration of Washington Arms Apartments’ internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a - whole. The accompanying supplementary information shown on pages 12-16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of HUD Project #046-NIO93. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Waite, Locey & Associates, Ltd.

Certified Public Accountants

January 22, 2004

INDEPENDENT AUDITOR’S REPORT

To the partners

Osborne Housing Limited Partnership

We have audited the accompanying balance sheets of Osborne Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osborne Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company

New York, New York

January 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Osborne Housing Limited Partnership

We have audited the accompanying balance sheets of Osborne Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to- express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osborne Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company

Larchmont, New York

January 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Sandstone Village Limited Partnership

We have audited the accompanying balance sheets of Sandstone Village Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to- express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sandstone Village Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JUNKERMIER, CLARK, CAMPANELLA, STEVENS PC

Great Falls, Montana

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

The Partners

Shannon Housing, L.P.

I have audited the accompanying balance sheets of Shannon Housing, L.P., RD Case No. 28-0410640835658 equity, and cash flows for the years then ended. These financial statements are the responsibility of the Shannon Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion financial statements, referred to above, present fairly all material respects, the financial position of Shannon Housing, L.P. at December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated February 15, 2004 on my consideration of the Shannon Housing, L.P.’s internal control over financial reporting and my tests of its compliance with certain provisions of laws, regulations, contracts, grants, and specific requirements of RD programs. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which I express no opinion, has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

J.E. Fortenberry, III, PC

Shannon, Mississippi

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Sutton Place Apartments

(A Limited Partnership)

We have audited the accompanying balance sheet of HUD Project #073-55035, 073-55037, 073-55038 and 073-55062 of Sutton Place Apartments (a limited partnership) as of December 31, 2003, and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year then ended.  These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project #073-55035,073-55037, 073-55038, 073-55061 and 073-55062 as of December 31, 2003 and the results of its operations and its cash flows and its changes in deficiency in partners’ capital for the year the ended in conformity with accounting principles generally accepted in the United State of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 22, 2004 on our consideration of Sutton Place Apartments’ internal control and on our tests of its compliance with certain provisions of laws regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14-20 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of HUD Project #073-55035, 073-55037, 073-55038, 073-55061 and 073-55062. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Waite, Locey & Associates, Ltd.

Cincinnati, Ohio

January 22, 2004

INDEPENDENT AUDITOR’S REPORT

The Partners

West Point Housing, L.P.

I have audited the accompanying balance sheets of West Point Housing, L P., RD Case No. 28-0130640834734, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements, referred to above, present fairly in all material respects, the financial position of West Point Housing, L.P. at December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated February 15, 2004 on its compliance with specific requirements applicable to major RD programs and nonmajor RD transactions.

My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which I express no opinion, is fairly stated in all material respects, in relation to the financial statements taken as a whole.

J.E. Fortenberry, III, PC

Brandon, Mississippi

February 15, 20045

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SG - Wyandotte, L.P. (A California Limited Partnership) Fresno, California

We have audited the accompanying balance sheets of West Pointe Housing, L.P., RD Case No. 28-013-064834734, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Janzen, Tamberi & Wong Accountancy Corporation

Fresno, California

January 21, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

200 East Avenue Associates, L.P.

We have audited the accompanying balance sheet of 200 East Avenue Associates, LP (a limited partnership) as of December 31, 2003 and 2002 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 200 East Avenue Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, New York

February 2, 2004

Independent Auditor’s Report

To the Partners

A.V.A. Limited Partnership

We have audited the accompanying balance sheets of A.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A.V.A. Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, New York

January 31, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

Beauregard Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 17, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Beckwood Manor One Limited Partnership

We have audited the accompanying balance sheets of Beckwood Manor One Limited Partnership, RD Project No. 03-025-710677259 (the Partnership), as of December 31, 2003 and 2002 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor One Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little, Shaneyfelt, Marshall, Romine & Co.

Little Rock, Arkansas

February 7, 2004

Independent Auditors’ Report

To the Partners of

Bradley Phase I Limited Partnership

We have audited the accompanying balance sheets of Bradley Phase I Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradley Phase I Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2004, on our consideration of Bradley Phase I Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Kevin P. Martin & Associates, P.C.

Braintree, Massachusetts

February 18, 2004

Independent Auditors’ Report

To the Partners of

Bradley Phase II Limited Partnership

Pilot House, Lewis Wharf

Boston, Massachusetts 02110

We have audited the accompanying balance sheets of Bradley Phase II Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2004, 2004, on our consideration of the Partnership’s internal control and our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Kevin P. Martin & Associates, P.C.

Braintree, Massachusetts

February 18, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Brookhaven Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Brookhaven Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookhaven Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

February 27, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Butler Estates Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Butler Estates Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Butler Estates Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 5, 2004

Independent Auditors’ Report

To the Partners of

Butler Street/Hanover Towers Limited Partnership

We have audited the accompanying balance sheets of Butler Street/Hanover Towers Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principals generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated February 18, 2004, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Pilot House, Lewis Wharf

Braintree, Massachusetts

February 18, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Cameron Place Apartments Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Cameron Place Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cameron Place Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

February 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Decro Nordhoff, L.P.

We have audited the accompanying balance sheets of Decro Nordhoff, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Decro Nordhoff, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tapp, Tapp & Chu, CPA’s

San Marino, California

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Edgewood Estates Partnership

We have audited the accompanying balance sheets of Edgewood Estates Partnership, Ltd. (the Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood Estates Partnership, Ltd. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 17, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial Statements taken as a whole.

Little & Associates

Monroe, Louisiana

February 3, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Escher SRO Project, L.P.

We have audited the accompanying balance sheets of Escher SRO Project, L.P. (HUD Project No. NJ-39-KO87-0202) (the “Partnership”) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Escher SRO Project, L.P. (HUD Project No. NJ-39-KO87-020-2) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated January 22, 2004 on our consideration of Escher SRO Project, L.P.’s internal control, its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

ROTHSTEIN, KASS

Roseland, New Jersey

January 22, 2004

Independent Auditor’s Report

To the Partners

G.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted- auditing standards and, the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of G.V.A. Limited Partnership as of December 31, 2003 and 2002,and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Charlotte, North Carolina

January 31, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Grayson Manor Limited Partnership

We have audited the accompanying balance sheet of Grayson Manor Limited Partnership (a Virginia limited partnership) as of December 31, 2002 and December 31, 2003, and the related statements of operations, and cash flows and changes in owners’ equity for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United states and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grayson Manor Limited Partnership as of December 31, 2002 and December 31, 2003, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued our report dated January 30, 2004 on our consideration of Grayson Manor Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations.

Dooley & Vicars

Richmond, Virginia

January 30, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SG -Hazeltine, L.P.

(A California Limited Partnership)

We have audited the accompanying balance sheets of SG – Hazeltine, L.P., a California Limited Partnership (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Janzen, Tamberi & Wong Accountancy Corporation

Fresno, California

January 21, 2004

Independent Accountants’ Report

To The Partners

M.B. Apartments Associates, Ltd.

We have audited the accompanying balance sheets of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13 through 16 are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SHARPTON, BRUNSON & COMPANY, PA.

Ft. Lauderdale, FL

January 22, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Meridian Housing, L.P.

Meridian, Mississippi

We have audited the accompanying balance sheets of Meridian Housing, LT. (a Mississippi limited partnership), RHS Project No. 28-038-0640893892 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meridian Housing, L.P. as of December 31,2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthews, Cutrer & Lindsay, P.A.

Meridian, Mississippi

January 28, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners New Devonshire II Limited Partnership

(an Ohio Limited Partnership) London, Ohio

We have audited the accompanying balance sheets of New Devonshire H Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-311449943, as of December 31, 2003 and 2002and the related statements of income, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the management of New Devonshire II Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire 11 Limited Partnership as of December 31, 2003 and 2002, and the results of operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated February 6, 2004, on our consideration of New Devonshire 11 Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Governmental Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. and accompanying supplementary information on pages 11 to 18 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of New Devonshire II Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole

KLINE AND LONDON

Beachwood, Ohio

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

New Devonshire West Limited Partnership (an Ohio Limited Partnership)

We have audited the accompanying balance sheets of New Devonshire West Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-311449844, as of December 31, 2003 and 2002 and the related statements of income, changes in partners’ capital, and cash flows for the years then ended, These financial statements are the responsibility of the management of New Devonshire West Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire II Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated February 6, 2004, on our consideration of New Devonshire West Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Governmental Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 11 to 18 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of New Devonshire West Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

KLINE AND LONDON

Beachwood, Ohio

February 6, 2004

Independent Auditor’s Report

To the Partners

Powell Valley Limited Partnership

I have audited the accompanying balance sheets of Powell Valley Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Powell Valley Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Powell Valley Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Kline & London

Beachwood, Ohio

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Southwind Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Southwind Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwind Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

T.R. Bobb Apartments Partnership A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlance, LLP

Metairie, Louisiana

March 4, 2004

Independent Auditor’s Report

To the Partners

V.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of V.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of V.V.A. Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Charlotte, North Carolina

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

The Willows Apartments Partnership, Ltd-

We have audited the accompanying balance sheets of The Willows Apartments Partnership, La (the Partnership) as of December 3 1, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards for financial and compliance audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion-

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Willows Apartments Partnership, Ltd. as of December 31, 2003 and 2002, and the results of its operations., changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 18 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2004, on our consideration of the Partnerhip’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

LITTLE & ASSOCIATES

Monroe, Louisiana

February 3, 2004

Independent Auditor’s Report

To the Partners

W.P.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of W. P. V. A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing- standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W.P.V.A. Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, arid grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Charlotte, North Carolina

January 31, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

AHAB Project One, L.P.

We have audited the accompanying balance sheets of AHAB Project One, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AHAB Project One, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Mechsner & Co., L.L.C.

Springfield, Missouri

February 17, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Angelou Associates, L.P.

We have audited the accompanying balance sheet of Angelou Associates, L.P. (a New York State limited partnership) as of December 31, 2003 and 2002, and the related statement of operations, partners’ equity and cash flows for the years then ended.  The financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of Angelou Associates, L.P. as of December 31, 2002, were audited by other auditors whose report dated February 20, 2003 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly. in all material respects, the financial position of Angelou Associates, L.P. as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule I is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Vargas & Ghigliotty, LLP

New City, New York

February 24, 2004

Report of Independent Accountant

To the Partners of

CR Housing Associates, L.P.

I have audited the accompanying balance sheets of CR Housing Associates, L.P. (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CR Housing Associates, L.P. as of December 31, 2003 and 2002, and the results of it operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Jose’ R. Barreras, CPA

Hato Rey, PR

January 30, 2004

Independent Auditors’ Report

To the Partners of

 Harbor Limited Partnership

We have audited the accompanying balance sheets of Harbor Limited Partnership (the Partnership) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 1, 2004 on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Nondiscrimination.  Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Pilot, House, Lewis Wharf

Braintree, Massachusetts

February 18, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harrisonville Heights, LP

We have audited the accompanying balance sheets of Harrisonville Heights. LP as of December 31,2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also ‘includes assessing the accounting -principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrisonville Heights, LP as of December 1, 2003 and 2002 and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted ‘ the United States of America.

Howe & Associates, PC

Columbia, Missouri

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Holly Heights Apartments, L.P.

We have audited the accompanying balance sheets of Holly Heights Apartments, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holly Heights Apartments, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Goracke, Ritterbush & Piotrowski, L.L.P.

Omaha, Nebraska

January 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Magnolia Place Apartments Partnership

A Louisiana Partnership In Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Magnolia Place Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magnolia Place Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 11, 2004

INDEPENDENT AUDITORS’REPORT

The Partners

Wayne Housing Limited Partnership

We have audited the balance sheets regulatory basis of Wayne Housing Limited Partnership as of December 31, 2003 and 2002,and the related statements of operations, changes in partners’ equity and cash flows - regulatory basis for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed by the New Jersey Housing and Mortgage Finance Agency, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information shown on pages 13 through 20 is presented in conformity with the New Jersey Housing and Mortgage Finance Agency requirements and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERRY DUNN MCNEIL

Portland, Maine

January 23, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

1374 Boston Road Limited Partnership

We have audited the accompanying balance sheet of 1374 Boston Road Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended.

We conducted our audits In accordance with auditing standards generally accepted in the United Sates of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures In the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentaton. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1374 Boston Road Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Friedman Alpren & Green LLP

New York, New York

March 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

BIENVILLE III APARTMENTS

We have audited the accompanying balance sheet of Bienville III Apartments (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Bienville III Apartments as of December 31, 2002, were audited by other auditors whose report dated March 3, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are, free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bienville III Apartments as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 27, 2004, on our consideration of Bienville III Apartment’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Bienville III Apartments.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cameron Hines & Hart

West Monroe, Louisiana

January 27, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Blanchard II Apartments

We have audited the accompanying balance sheet of Blanchard II Apartments (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Blanchard 11 Apartments as of December 31, 2002, were audited by other auditors whose report dated February 19, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Ail audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blanchard 11 Apartments as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2004, oil our consideration of Blanchard 11 Apartment’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is ail integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed In the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Blanchard II Apartments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cameron, Hines & Hartt

West Monroe, Louisiana

February 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Cottonwood Apartments I

We have audited the accompanying balance sheet of Cottonwood Apartments I (the Partnership) as of December 31, 2003 and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Cottonwood Apartments I as of December 31, 2002, were audited by other auditors whose report dated February 20, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cottonwood Apartments I as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2004, on our consideration of Cottonwood Apartments I’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Cottonwood Apartments 1. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cameron, Hines & Hartt

West Monroe, Louisiana

March 18, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

EVANGELINE PARTNERSHIP, ALPIC

We have audited the accompanying balance sheet of EVANGELINE PARTNERSHIP, ALPIC, RHS Project No. 22-027-721313386 as of December 31, 2003, and the related statement of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of EVANGELINE PARTNERSHIP, ALPIC as of December 31, 2002, were audited by other auditors whose report dated March 18, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, Issued by the Comptroller General of the United States. Those standards require that we plan and perform . the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVANGELINE PARTNERSHIP, ALPIC as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of EVANGELINE PARTNERSHIP, ALPIC’s internal -control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

Bond & Tousignant

Monroe, Louisiana

February 29, 2004

Independent Auditors’ Report

To the Partners

Fairway II Limited Dividend Housing Association Limited Partnership

We have audited the accompanying balance sheets of Fairway II Limited Dividend Housing Association Limited Partnership, Rural Development Project No. 26-074-383047638 as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis-, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements refer to above present all material respects, the financial position of Fairway II Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Fairway II Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Fairway II Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 12 through 19 is presented for purposes of complying with the requirements of Rural Development and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financia Statements and in out respects, in relation to the basic financial statements taken as a whole.

Yeo & Yeo

Lansing, Michigan

February 13, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Jackson Place Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Jackson Place Apartments Partnership A Louisiana Partnership in Commendam, (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson Place Apartments Partnership, A Louisiana Partnership In Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

February 25, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

MAPLEWOOD APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

We have audited the accompanying balance sheets of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANAPARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

February 26, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Neighborhood Restorations Limited Partnership VII

We have audited the accompanying balance sheets of Neighborhood Restorations Limited Partnership VII (a Pennsylvania Limited Partnership) as of December 31, 2003 and 2002, and the related statement of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opimion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhood Restorations Limited Partnership VII as of December 31, 2003 and 2002, and the results ofits operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

St. Clair CPA’s, P.C.

Bala Cynwyd, Pennsylvania

January 19, 2004

Independent Auditor’s Report

To the Partners

R.V.K.Y. Limited Partnership

We have audited the accomopanying balance sheets of R.V.K.Y. Limited Partnership (a Kentucky limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.V.K.Y.  Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Charlotte, North Carolina

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Senior Suites Chicago Austin Limited Partnership

We have audited the accompanying balance sheets of Senior Suites Chicago Austin Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senior Suites Chicago Austin Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information identified in the table of contents is presented for purposes of additional, analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kupferberg, Goldberg, Neimark, LLC

Chicago, Illinois

February 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Sumner Housing Limited Partnership

We have audited the accompanying balance sheets of Sumner Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit tor- obtain reasonable assurance about whether the financial statements am free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts, and disclosures, in the financial statements.  An audit also includes amassing the accounting principles used and significant: estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinoin, the financial statements referred to above present fairly, in all material respects, the financial position of Sumner House Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were rnade for the purpose of forming an opinion on the basic financial statements taken as a wbole. The supplemental information on Pages 8 and 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements., Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements, and is, fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kostin, Ruffkess & Company, LLC

Farmington, Connecituct

February 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Terraceview Limited Partnership

We have audited the accomopanying balance sheet of Terraceview Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations; changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terraceview Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stangl & Jaskowiak, Ltd

March 15, 2004

Suak Rapids, MN

INDEPENDENT AUDITORS’ REPORT

To the Partners

Barrington Cove Limited Partnership

We have audited the accompanying balance sheet of Barrington Cove Limited Partnership, Project No. 96001001 as of December 31, 2003 and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Barrington Cove Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted In the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain, reasonable assurance about whether the audit financial statements are free of material misstatement An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Barrington Cove Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted In the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2004 on our tests of Barrington Cove Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read In conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information in the schedules (shown on pages 16 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, Is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Restivo Monacelli, LLP

Mansfield, Massachusetts

February 22, 2004

Independent Auditors’ Report

To the Partners

Bryson Apartments, Ltd.

We have audited the accompanying balance sheet of Bryson Apartments, Ltd. (a limited partnership), RD project No: 50-019-0752658906-01-8 as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bryson Apartments, Ltd. RD Project No: 50-019-0752658906-01-8 as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2004 on our consideration of Bryson Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government AuditingStandards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Wichita Falls, Texas

February 11, 2004

INDEPENDENT AUDITOR’S REPORT

The Partners

Collins Housing, L.P.

I have audited the accompanying balance sheets of Collins Housing, RD Case No. 280160640864674, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Collins Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Collins Housing, L.P. at December 31, 2003 and 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated February 15, 2004 on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which I express no opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

J.E. Fortenberry, III, PC

Brandon, MS

February 15, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Edgewood Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 9, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Emerald Trace Limited Partnership

We have audited the accompanying balance sheet of Emerald Trace Limited Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerald Trace Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements for the ,year ended December 31, 2003, taken as a whole. The accompanying supplemental information on pages 16 - 18 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 13, 2004, on our consideration of Emerald Trace Limited Partnership’s internal control, and reports dated February 13, 2004, on its compliance with laws and regulations, compliance with specific requirements applicable to Affirmative Fair Housing, and compliance with specific requirements applicable to major HUD-assisted programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little & Associates

Monroe, Louisiana

February 13, 2004

Independent Auditors’ Report

To the Partners

Glenbrook Apartments, Ltd.

We have audited the accompanying balance sheet of Glenbrook Apartments, Ltd. (a limited partnership), RD Project No: 50-069-0752627351-01-04 as of December 31, 2003, and the related statement of operations, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenbrook Apartments, Ltd.  RD Project No:  50-069-0752627351-01-4 as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 12, 2004 on our consideration of Glenbrook Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standard and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Witchita Falls, Texas

February 12, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Hungerford & Co.

Southgate, Michigan

January 29, 2004

Independent Auditors’ Report

To the Partners

Jacksboro Apartments, Ltd.

We have audited the accompanying balance sheet of Jacksboro Apartments, Ltd. (a limited partnership), RD Project No: 50-019-0752657457-01-6 as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jacksboro Apartments, Ltd. RD Project No: 50-019-0752657457-01-6 as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-15 and 1-16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 16, 2004 on our consideration of Jacksboro Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Wichita Falls, Texas

February 16, 2004

Independent Auditor’s Report

The the Partners

Lincoln Hotel Partnership

We have audited the accompanying balance sheets of Lincoln Hotel Partnership, A California Limited Partnership 2002, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Hotel Partnership, A California Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Considine & Considine

San Diego, CA

February 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lutkin Bayou Apartments, LP

We have audited the accompanying balance sheets of Lutkin Bayou Apartments, LP (a Mississippi limited partnership), RHS Project No. 28-083-640863241 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility Is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lutkin Bayou Apartments, LP, as of December 31, 2003 and 2002 and the results of its operations and its cashflows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the, basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthews Cutrer & Lindsay, PA

Ridgeland, MS

February 4, 2004

INDEPENDENT AUDITORS’ REPORT

To The Partners

Northway Drive, Ltd.

We have audited the accompanying, balance sheets of Northway Drive, Ltd. - (A Texas Limited Partnrship) as of December 31, 2003 and 2002, and the related statements of income (loss), partners’ equity and cash flows for the years ended December 31, 2003 and 2002.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Northway Drive, Ltd. - (A Texas Limited Partnership) as of December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

Lou Ann Montey and Associates, P.C.

Austin, Texas

March 8, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

PALMETTO PLACE APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

We have audited the accompanying balance sheets of PALMETTO PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMETTO PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial state ents taken as a whole.

Pailet, Meunier and LeBlanc, LLP

Metairie, Louisiana

March 13, 2004

Independent Auditors’ Report

To the Partners

Rhome Apartments, Ltd.

We have audited the accompanying balance sheet of Rhome Apatments, Ltd. (a limited partnership), RD Project No.:  51-049-0752627348-02-02 as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion. the financial statements referred to above present fairly in all material respects, the financial position of Rhome Apartments, Ltd. RD Project No: 51-049-0752627348-02-02

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-15 and 1-16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 14, 2004 on our consideration of Rhome Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Wichita Falls, Texas

February 14, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Westfield Apartments Partnership

A Louisiana Partnership in Commendam

We have audited the accompanying balance sheets of Westfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westfield Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Pailet, Meunier and LeBlance, LLP

Metairie, Louisiana

February 21, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bellwood Four Limited Partnership

We have audited the accompanying balance sheets of Bellwood Four Limited Partnership, (the Partnership), as of December 31, 2003 and 2002 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and-disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bellwood Four Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little, Shaneyfelt Marshall Romine & Co.

Little Rock, Arkansas

February 7, 2004

Independent Auditors’ Report

To the Partners

Bowie Apartments, Ltd.

We have audited the accompanhing balance sheets of Bowie Apartments, Ltd. (a limited partnership), RD Project No. 50-069-0752627345-01-07, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fair, in all material respects, the financial position of Bowie Apartments, Ltd. RD Project No. 50-069-0752627345-01-7, as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-17 and 1-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2004 on our consideration of Bowie Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Wichita Falls, Texas

January 24, 2004

Independent Auditors’ Report

To the Partners of

Byam Limited Partnership

We have audited the accompanying balance sheets of Byam Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2004, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Kevin P. Martin & Associates, P.C.

Braintree, Massachusetts

February 18, 2004

Independent Auditor’s Report

To the Partners

C.V.V.A. Limited Partnership

We have audited the accompanying balance sheets of C.V.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally- accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.V.V.A. Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted in the United States of America.

In accordance with Government Auditing Standards we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Charlotte, North Carolina

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Emerald Trace II Limited Partnership

We have audited the accompanying balance sheets of Emerald Trace II Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s, management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerald Trace II Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 16 through 17, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Little & Associates

Monroe, Louisiana

February 3, 2004

Independent Auditors’ Report

To the Partners

Graham Apartments, Ltd.

We have audited the accompanying balance sheets of Graham Apartments, Ltd. (a limited partnership) RD Project No. 51-52-752663159-01-1, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government AuditingStandards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Apartments, Ltd., RD 51-52-752663159-01-1, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2004 on our consideration of Graham Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., LLP

Wichita Falls, Texas

February 10 , 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hillside Terrace Associates, L.P.

We have audited the accompanying balance sheet of Hillside Terrace Associates, L.P. (a limited partnership as of December 31, 2003 and 2002 and the related statements of operations and partners capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position, of Hillside Terrace Associates, L.P., as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

February 2, 2004

Independent Auditor’s Report

To the Partners

K.G.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of K.G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended.  These financial statements are reaponsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally acceopted standards and the standards applicable to financial audits conytained in Government Auditing Standards issued by the Comptroller General of the United States.  The standard requires that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of mayterial mistatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made in management, as well as, evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion

January 31, 2004

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of K.G.V.A. Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjuction with this report in considering the results of our audits.

Our audits were made for the pourpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD ROBINSON & COMPANY, LLP

Charlotte, NC

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Members

Linden Partners 11, LLC

We have audited the accompanying balance sheets of Linden Partners 11, LLC (a Nebraska Limited Liability Company) as of December 31, 2003 and 2002, and the related statements of operations, members’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Linden Partners 11, LLC as of December 31, 2003 and 2002, and the results of its operations, and changes in members’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Montheith Lacy Sharkey

Omaha, Nebraska

January 30, 2004

Independent Auditors’ Report

To the Partners

Nocona Apartments, Ltd.

We have audited 4e accompanying balance sheets of Nocona Apartments, Ltd., (a limited partnership), RD Project No: 50-069-0752685663-02-2 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended.  These financial statements are the responsility of the partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard , issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nocona Apartments, Ltd. RD Project.No.: 50-069-0752685663-02-2 as of December 31 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of fort-ning an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-17 and 1-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 7, 2004 on our consideration of Nocona Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, Texas

February 7, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pyramid One Limited Partnership

We have audited the accompanying balance sheets of Pyramid One Limited Partnership, (the Partnership), as of December 31, 2003 and 2002 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid One Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little Shaneyfelt Marshall Romine & Co.

Little Rock, AR

FEBRUARY 7, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Trinity Life Gardens, LP

Pueblo, Colorado

We have audited the the accompanying balance sheet of Trinity Life Gardens, LP as of December 31, 2003, and related statements of operations, comprehensive loss, changes in partners’ capital and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trinity Life Gardens, LP as of December 31, 2003, and the results of its operations, and changes in members’ equity (deficit) and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Lehman Buttterwick & Company

Denver, Colorado

March 15, 2004

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing One, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing One, L.P., a Mississippi limited partnership, Rural Development Agency U.S. Department of Agriculture (“RD”) Project No. 28045-0640886062 01-8, as of December 31, 2003 and 2002, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material missutement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial postion of Canton Housing 0ne, L.P., RD Project No. 28-045-0640886062 01-8, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Governnent Auditing Standards, we have also issued a report dated February 6, 2004, on our consideration of the Partnership’s internal control and a report dated February 6, 2004, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 14 through 18 on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS,PLLC

Jackson, Mississippi

February 6, 2004

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Two, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheet of Canton Housing Two, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-064088606101-5, as of December 31, 2003 and 2002 , and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these fomamcoa; statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Two, L.P., RD Project No. 28-045-0640886061 01-5, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004, on our consideration of the Partnership’s internal control and a report dated February 6, 2004, on its compliance with specific requirements applicable to major Rural Development programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and H and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 6, 2004

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing 11ree, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheet of Canton Housing Three, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886063 04-2, as of Decembr 31, 2003 and 2002 , and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these fomamcoa; statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Three, L.P., RD Project No. 28-045-0640886063 04-2, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004, on our consideration of the Partnership’s internal control and a report dated February 6, 2004, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in part IV included on pages 13 through 17, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK& BETTS, PLLC

Jackson, Mississippi

February 6,2004

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Four, L.P.

Jackson, Mississippi

We have audited the accompanying I balance sheets pf Canton Housing Four, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886064 02-0, as of December 31, 2003 and 2002, and the related statements of income (loss), partners’ capital, and cash flow for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Three, L.P., RD Project No. 28-045-0640886064 02-0, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004, on our consideration of the Partnership’s internal control and a report dated February 6, 2004, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. Ile accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 13 through 17, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 6, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Eagles Ridge Terrace, LP

I have audited /the accompanying balance sheets of Eagles Ridge Terrace, L.P., as of December 31 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion,

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagles Ridge Terrace, L.P., as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages l- 16 and 1- 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements take whole.

Gwen Ward, P.C.

Fort Worth, Texas

March 4, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Ellisville Housing, L.P.

West Point, Mississippi

We have audited the accompanying balance sheets of Ellisville Housing, L.P. (a Mississippi limited partnership), RHS Project No. 28-034-0640864667 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Ellisville Housing, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MATTHEWS CUTRER & LINDSAY, PA

Ridgeland, MS

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hattiesburg Housing, LP

Jackson, Mississippi

We have audited the accompanying balance sheets of Hattiesburg Housing, L.P. (a Mississippi limited partnership), RHS Project No. 28-018-640864668 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Hattiesburg Housing, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MATTHEWS CUTRER & LINDSAY, PA

Ridgeland, MS

February 6, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Henderson Terrace, L. P.

Bridgeport, Texas

We have audited the accompanying balance sheets of Henderson Terrace L. P as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial. statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Henderson Terrace, L.P. as of December 31, 2003 and 2002, and the results of its operations, partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements en as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills II LC

I have audited the accompanying balance sheets of Hurricane Hills II, LC as of December 31, 2003, and the related partners’ equity for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In my opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Hurricane Hills II LC as of December 31, 2003, and the results of its operations, Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

MORRIS ACCOUNTING CO., INC.

Cedar City, VT

Independent Auditors Report

To the Partners of

Lakeview Little Elm, L. P.

Little Elm, Texas

I have audited the accompanying balance sheets of Lakeview Little Elm, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Lakeview Little Elm, LP as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages l-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

Independent Auditors Report

To the Partners of

Mesquite Trails, L. P.

Jacksboro, Texas

I have audited the accompanying balance sheets of Mesquite Trails, LP as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mesquite Trails, L. P. as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

Independent Auditor’s Report

To the Partners

N. M. V. A. Limited Partnership

Charlotte, North Carolina

We have audited accompanying balance sheet of N.M.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted -auditing- standards- and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of N. M. V. A. Limited Partnership as of December 31 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BERNARD ROBINSON & COMPANY, LLP

Charlotte, NC

January 31, 2004

Independent Auditor’s Report

To the Partners of

Pilot Point Apartments, L. P.

Pilot Point, Texas

I have audited the accompanying balance sheets of Pilot Point Apartments, LP as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilot Point Apartments, L. P. as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

Independent Auditors Report

To the Partners of

Seagoville Fountainhead, L.P.

Seagoville, Texas

I have audited the accompanying balance sheets of Seagoville Fountainhead, LP as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fountainhead, L. P. as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

INDEPENDENT AUDITOR’S REPORT

Partners

Sencit Hampden Associates, L.P.

We have audited the accompanying balance sheets of SENCIT HAMPDEN ASSOCIATES, L.P., ROTH VILLAGE TOWNHOMES as of December 31, 2003 and 2002, and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit Hampden Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

FISHBEIN & COMPANY, PC

Elkins Park, PA

January 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

200 East Avenue Associates, L.P.

We have audited the accompanying balance sheet of 200 East Avenue Associates, L.P. (a limited partnership) as of December 31, 2003, and 2002 and the related statements of partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 200 East Avenue Associates, LP as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

February 2, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Cogic Village Limited Dividend Housing

Association Limited Partnership

(A Michigan Limited Partnership)

Benton Harbor, Michigan

We have audited the accompanying balance sheets of Cogic Village Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended.  Those financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Cogic Village Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

Independent Auditor’ Report

To the Partners of

Granada Rose, L.P.

Edna, Texas

I have audited the accompanying balance sheets of Granada Rose, L.P. as of December 3l, 2003 and 2002, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Granada Rose, L.P. as of December 31. 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United states of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

Independent Auditor’s Report

To the Partners

Indiana Development

Limited Partnership

We have audited the accompanying balance sheet of Indiana Development Limited Partnership as of -December 31, 2003 and the related statements of operations, changes in partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Indiana Development Limited Partnership as of December 31, 2002 were audited by other auditors, whose report dated January 23, 2003 expressed an unqualified opinion on these statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2003 financial statements referred to above present fairly, in all material respects, the financial position of Indiana Development Limited Partnership at December 31, 2003 and the results of its operations, changes in partners’ equity, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

PLANTE & MORAN, PLLC

East Lansing, Michigan

January 31, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Martinsville-I, Ltd.

We have audited the accompanying balance sheets of Martinsville-I, Ltd. (a Kentucky limited partnership) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership’s general partner and contracted management agent, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martinsville-I, Ltd. at December 31, 2003 and 2002, and its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PLAUT & ASSOCIATES, P.S.C.

January 23, 2004

Independent Auditors’ Report

To the Partners

Parkside Plaza Associates, L.P.

New York, New York

We have audited accompanying balance sheet of Parkside Plaza Associates, L.P. ( a New York State limited partnership) as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. The financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of Parkside Plaza Associates, L.P. as of December 31, 2002, were audited by other auditors whose report dated February 8, 2003 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by the Partnership’s general partner and contracted management agent, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule I is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Vargas & Ghigliotty, LLP

New City, New York

March 3, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

PEARLWOOD APARTMENTS PARTNERSHIP

A MISSISSIPPI LIMITED PARTNERSHIP

Mansfield, Louisiana

We have audited the accompanying balance sheets of PEARLWOOD APARTMENTS PARTNERSHIP, A MISSISSIPPI LIMITED PARTNERSHIP (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PEARLWOOD APARTMENTS PARTNERSHIP, A MISSISSIPPI LIMITED PARTNERSHIP as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 18, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

PECAN MANOR APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

Mansfield, Louisiana

We have audited the accompanying balance sheets of PECAN MANOR APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM, (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PECAN MANOR APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Pineridge Apartments Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Pineridge Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion -on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pineridge Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 23, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pyramid Four Limited Partnership

We have audited the accompanying balance sheets of Pyramid Four Limited Partnership, (the Partnership), as of December 31, 2003 and 2002 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid Four Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards we have also issued our report dated February 7, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.

Little Rock, AR

FEBRUARY 7, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bradford Group Partners of Jefferson County, L.P.

Jefferson City, Tennessee

We have audited the accompanying balance sheet of Bradford Group Partners of Jefferson County, L.P. (a limited partnership as of December 31, 2003 and the related            statements of income (loss), partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradford Group Partners of Jefferson County, LP as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

McFarland and Gann, P.C.

Jefferson City, TN

May 14, 2004

INDEPENDENT AUDITORS’REPORT

To the Partners

Forest Park Apartments Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 4, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe/MHT Limited Dividend Housing

Association Limited Partnership

Southfield, Michigan 48076

We have audited the accompanying balance sheet of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003 and the related statements of income, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit- of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

HUNGERFORD & CO.

Southgate, Michigan

January 29, 2004

Independent Auditors’ Report

Partners of

NHC Partnership 5, L.P.

We have audited the accompanying balance sheets of NHC Partnership 5, L.P. as of December 2003 and 2002, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHC Partnership 5 L.P. as of December 31, 2003 and 2002, and the results of its operations and Its cash flows for the years then ended In conformity with U.S. generally accepted accounting principles,

ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois

January 24, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Belmont Affordable Housing 11, L.P.

Springfield, Pennsylvania

We have audited the accompanying balance sheets of Belmont Affordable Housing 11, L.P. (a Pennsylvania Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Belmont Affordable Housing 11, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

ST. CLAIRE CPAs

Bala Cynwyd, Pennsylvania

January 31, 2004

Independent Accountants’ Report

To The Partners

Howard Park, Ltd.

We have audited the accompanying balance sheets of Howard Park Ltd. as of December 31, 2003 and 2002 and the related statements of income, partners’ equity and cash flow for the years then ended. These financial statements are the responsibility of the Howard Park, Ltd. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Howard Park, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of administrative, utilities, maintenance, taxes, insurance and interest expense on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SHARPTON, BRUNSON & COMPANY, PA.

Ft. Lauderdale, FL

February 23, 2004

Independent Accountants’ Report

June 8, 2004

Partners

RHP 96-1 Limited Partnership

Novi, Michigan

We have audited the accompanying balance sheets of RHP 96-1 Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flow for the years then ended. These financial statements are the responsibility of the RHP 96-1 Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RHP 96-1 Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of administrative, utilities, maintenance, taxes, insurance and interest expense on pages 13, 14 and 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

VANDER PLOEG BERGAKKER

June 8, 2004

INDEPENDENT AUDITOR’S REPORT

March 27, 2004

To the Partners

New Caney Housing II, Ltd.

I have audited the accompanying balance sheet of New Caney Housing II, Ltd. as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flow for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the accompanying financial statements referred to above present fairly, in all material respects.  The financial position of New Caney Housing II Ltd. as of December 31, 2003 and 2002, and the results of its operation and its cash flows for the year ending December 31, 2003 and 2002, in conformity with accounting principles generally acted in the United States of America.

LEE E. SHAFER, P.C.

Houston, Texas

March 27, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hillside Terrace Associates, L.P.

We have audited the accompanying balance sheet of Hillside Terrace Associates, L.P. (a limited partnership) as of December 31, 2003 and 2002 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hillside Terrace Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

February 2, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Riverwalk Apartment Homes, Phase II LLC

Madison, Wisconsin

We have audited the accompanying balance sheets of Riverwalk Apartment Homes, Phase II LLC as of December 31, 2003 and 2002 and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverwalk Apartment Homes, Phase II, LLC as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

VIRCHOW KRAUSE & COMPANY

Madison, Wisconsin

January 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Annandale Housing Partners

(A California Limited Partnership)

Fresno, California

We have audited the accompanying balance sheets of Annandale Housing Partners Limited Partnership (the “Partnership”) as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

JANZEN, TAMBOU & WONG

Fresno, CA

January 21, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Ashton Ridge Limited Dividend Housing

Association Limited Partnership

(A Michigan Limited Partnership)

Jackson, Michigan

We have audited the accompanying balance sheets of Ashton Ridge Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashton Ridge Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

INDEPENDENT AUDITORS REPORT

Partners

Senior Suites Chicago Washington Heights Limited Partnership

Chicago, IL

We have audited the accompanying balance sheets of Senior Suites Chicago Washington Heights Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senior Suites Chicago Washington Heights Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information identified in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects In relation to the basic financial statements taken as a whole.

KUPFERBERG, GOLDBERG & NEWARK, LLC

Chicago, IL

February 4, 2004

Independent Accountants’ Report

The Partners

Valleyview Estates, L.P.

Springfield, Missouri

We have audited the accompanying balance sheets of Valleyview Estates, L.P. as of December 31, 2003 and 2002, and the related statements of operations, partner’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing-standards generally-accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valleyview Estates, LP as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the 2003 basic financial statements. Such information has been subjected to the procedures applied in the audit of the 2003 basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the 2003 basic financial statements taken as a whole.

BKD LLP

Springfield, MO

January 19, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

Willowbrook Apartments Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 10, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

WINGFIELD APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

Mansfield, Louisiana

We have audited the accompanying balance sheets of WINGFIELD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WINGFIELD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

February 9, 2004

Independent Auditors’ Report

To the Partners of

FAH Silver Pond Limited Partnership

Pilot House, Lewis Wharf

Boston, Massachusetts 02110

We have audited accompanying balance sheets of FAH Silver Pond Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated March 1, 2004, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major and non major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

KEVIN P. MARTIN & ASSOCIATES, PC

Braintree, Massachusetts

February 18, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Arbors at Eagle Crest Limited Dividend

Housing Association Limited Partnership

(A Michigan Limited Partnership)

Union, Michigan

We have audited accompanying balance sheets of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

REPORT OF INDEPENDENT AUDITORS

To the Partners of

Edna Vanderbilt, L.P.

Edna, Texas

I have audited accompanying balance sheets of Edna Vanderbilt, LP as of December 31, 2003 and 2002, and the accompanying statements operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edna Vanderbilt, LP as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

HAMMOND PLACE APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

Mansfield, Louisiana

We have audited the accompanying balance sheets of HAMMOND PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HAMMOND PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 5, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

WILLOWBROOK II APARTMENTS PARTNERSHIP

A LOUISIANA PARTNERSHIP IN COMMENDAM

Mansfield, Louisiana

We have audited the accompanying balance sheets of WILLOWBROOK II APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WILLOWBROOK II APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER and LEBLANC, LLP

Metairie, Louisiana

March 6, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Arbors at Eagle Crest Limited Dividend

Housing Association Limited Partnership

(A Michigan Limited Partnership)

Union, Michigan

We have audited the accompanying balance sheets of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Arbors at Ironwood LP

(An Indiana Limited Partnership)

Mishawaka, Indiana

We have audited the accompanying balance sheets of Arbors at Ironwood LP (An Indiana Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital , and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors at Ironwood LP as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2,2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Gouverneur Senior Housing Associates, L.P.

We have audited the accompanying balance sheet of Gouverneur Senior Housing Associates, L.P. (a limited partnership) as of December 3 1, 2003 and 2002, and the related statements of operations and partners’ capital (deficit), and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gouverneur Senior Housing Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 16, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Tally Ho Apartments II Partnership

We have audited the accompanying balance sheet of Tally Ho Apartments II Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Tally Ho Apartments 11 Partnership as of December 31, 2002, were audited by other auditors whose report dated February 25, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tally Ho Apartments II Partnership of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated March 11, 2004, on our consideration of Tally Ho Apartments II Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Tally Ho Apartments II Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HARTT

West Monroe, Louisiana

March 11, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

TIMBER TRAILS I PARTNERSHIP

We have audited the accompanying balance sheet of Timber Trails I Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Timber Trails I Partnership as of December 31, 2002 were audited by other auditors whose report dated March 3, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Timber Trails I Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 3, 2004, on our consideration of Timber Trails I Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Timber Trails I Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HARTT

West Monroe, Louisiana

February 3, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Arbors at Ironwood II LP

(An Indiana Limited Partnership)

Mishawaka, Indiana

We have audited the accompanying balance sheets of Arbors at Ironwood II LP (An Indiana Limited Partnership) as. of. December 31, 2003 and 2002 and the related statements of operations, partners’ capital, and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors at Ironwood II LP as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

Independent Auditor’s Report

To the Partners of

Azle Fountainhead, L.P.

Azle, Texas

I have audited accompanying balance sheets of Azle Fountainhead, LP as of December 31, 2003 and 2002, and the accompanying statements operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Azle Fountainhead, LP as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, P.C.

Fort Worth, Texas

March 4, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Capitol Five Limited Partnership

We have audited the accompanying balance sheets of Capitol Five Limited Partnership, (the Partnership), as of December 31, 2003 and 2002 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capitol Five Limited Partnership as of December 31, 2003 and 2002, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE SHANEYFELT MARSHALL ROMINE & CO.

Little Rock, AR

February 9, 2004

INDEPENDENT AUDITOR’S REPORT

The Partners

Carlyle Apartments Limited Partnership

Sioux Falls, South Dakota

We have audited the accompanying balance sheets of Carlyle Apartments Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carlyle Apartments Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EIDE BAILLY LLP

Sioux Falls, South Dakota

January 13, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

CENTER PLACE APARTMENTS II, LTD

We have audited the accompanying balance sheet of CENTER PLACE APARTMENTS II, LTD, RHS Project No. 51-010-721481069 as of December 31, 2003, and the related statement of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of CENTER PLACE APARTMENTS II, LTD as of December 31, 2002, were audited by other auditors whose report dated February 22, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards,  issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a. reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTER PLACE APARTMENTS II, LTD as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of CENTER PLACE APARTMENTS II, LTD’s - internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT

Monroe, Louisiana

February 29, 2004

INDEPENDENT AUDITORS’ REPORT

March 1, 2004

To the Members

MA NO. 2 LLC

San Diego, California

We have audited the accompanying balance sheets of MA NO 2 LLC (a Nevada Limited Liability Company) as of December 31, 2003, and the related statements of income, changes in members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MA NO 2 LLC as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

BONK ACCOUNTANCY CORPORATION

San Diego, CA

March 1, 2004

INDEPENDENT AUDITORS’ REPORT

To the Members

Meadowside Associates, LLC

We have audited the accompanying balance sheets of Meadowside Associates, LLC as of December 31, 2003 and 2002, and the related statements of operations, members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowside Associates, LLC as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Meadowside Associates, LLC’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, NY

January 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

OAKLAND PARTNERSHIP

We have audited the accompanying balance sheet of OAKLAND PARTNERSHIP, RHS Project No. 22-002-721457988 as of December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of OAKLAND PARTNERSHIP as of December 31, 2002, were audited by other auditors whose report dated February 25, 2003 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the* accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OAKLAND PARTNERSHIP as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 29, 2004, on our consideration of OAKLAND PARTNERSHIP’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in. considering the results of our audit.

BOND & TOUSIGNANT

Monroe, Louisiana

February 29, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Western Garden Partnership

We have audited the accompanying balance sheet of Western Garden Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Western Garden Partnership as of December 31, 2002, were audited by other auditors whose report dated March 17, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Garden Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 26, 2004, on our consideration of Western Garden Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Western Garden Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HARTT

West Monroe, Louisiana

February 26, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

BIENVILLE PARTNERSHIP

We have audited the accompanying balance sheet of Bienville Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The, financial statements of Bienville Partnership as of December 31, 2002, were audited by other auditors whose report dated February 27, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bienville Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 29, 2004, on our consideration of Bienville Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Bienville Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HARTT

West Monroe, Louisiana

January 29, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Brookstone Place II Limited Dividend

Housing Association Limited Partnership

(A Michigan Limited Partnership)

Port Huron, Michigan

We have audited the accompanying balance sheet of Brookstone Place II Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookstone Place II Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, change in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

REPORT OF INDEPENDENT AUDITORS

General Partner

Cedar Grove Apartments Phase I, Ltd.

Shepherdsville, Kentucky 40165

We have audited the accompanying balance sheets of Cedar Grove Apartments Phase I Ltd., (a Kentucky limited partnership), as of December 31, 2003 and 2002, and the related statements of operations, partners equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedar Grove Apartments Phase I, Ltd. as of December 31, 2003 and 2002, and the results of its operations, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards we have also issued our report dated February 12, 2004, on our consideration of Cedar Grove Apartments Phase I, Ltd’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Freeman, Fister & Associates PSC

Louisville, KY

February 12, 2004

Independent Auditors’ Report

Mr. Douglas Pauley, General Partner

Limited Partners

Cranberry Cove Limited Partnership

We have audited the accompanying balance sheet of Cranberry Cove Limited Partnership, RHS Project No. 57-041-550774072, as of December 31, 2003, and the related statements of operations, partners, equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements and supplemental information of Cranberry Cove Limited Partnership as of and for the year ended December 31, 2002, were audited by other auditors whose report dated February 10, 2003, expressed an unqualified opinion on those, statements and supplemental information.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cranberry Cove Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 24, 2004, on our consideration of Cranberry Cove Limited Partnership internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the 2003 basic financial statements taken as a whole. The 2003 supplemental information on page 26 is presented for purposes of additional analysis and is not a required part of the 2003 basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the 2003 basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2003 basic financial statements taken as a whole.

DEARIEN & COMPANY, AC

Charleston, West Virginia

February 24, 2004

INDEPENDENT AUDITOR’S REPORT

To The Partners

Forest Glen Village Limited Partnership

We have audited the accompanying balance sheet of Forest Glen Village Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Glen Village Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States.

In accordance with Government Auditing Standards, we have also issued our report dated February 26, 2004, on our consideration of Forest Glen Village Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements of Forest Glen Village Limited Partnership taken as a whole. The supplemental information on pages 9 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

DAVID G. PELLICCIONE, CPA

Savannah, Georgia

February 26, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe II/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Point II/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership), as of December 31, 2003 and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit In accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects,, the financial position of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental Information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, In our opinion, is fairly stated, in all material respects, In relation to the basic financial statements taken as a whole.

HUNGERFORD & CO.

Southgate, Michigan

January 29, 2004

INDEPENDENT AUDITOR’S REPORT

To the Members

Marwood Senior Associates, LLC

We have audited the accompanying balance sheet of Marwood Senior Associates, LLC (a limited liability company), HUD Project No. 000-35384 as of December 31, 2003 and 2002 and the related statements of operations, changes in members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material. misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made .by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Marwood Senior Associates, LLC as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 16, 2004, on our consideration of Marwood Senior Associates, LLC’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data required by HUD and the Maryland DHCD Annual Audit Questionnaire is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SALMIN, CELONE, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 16, 2004

INDEPENDENT AUDITORS’ REPORT

To the Members

Meadowside Associates, LLC

We have audited the accompanying balance sheets of Meadowside Associates, LLC as of December 31, 2003 and 2002, and the related statements of operations, members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation- We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowside Associates, LLC as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Meadowside Associates, LLC’s internal control structure and its compliance with laws and regulations.

FECTEAU & COMPANY, PLLC

Albany, New York

January 29, 2004

INDEPENDENT AUDITORS’  REPORT

To the Partners

RED HILL APARTMENTS I PARTNERSHIP

We have audited the accompanying balance sheet of Red Hill Apartments I Partnership (the Partnership) as of December 31, 2003 and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Red Hill Apartments I Partnership as of December 31, 2002 were audited by other auditors whose report dated March 3, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Red Hill Apartments I Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 13, 2004, on our consideration of Red Hill Apartments I Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Red Hill Apartments I Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a

CAMERON, HINES & HARTT

West Monroe, Louisiana

February 13, 2004

INDEPENDENT AUDITORS’  REPORT

To the Partners of

Great Bridge Dover Limited Partnership

Manchester, New Hampshire

We have audited the accompanying. balance. sheet of Great Bridge Dover Limited Partnership, as of December 31, 2003, and the related statements of operations, changes, in partners’ capital, and cash flows for the year ended December 31, 2003.  These financial statements are the: responsibility of the Partnership’s management.  Our responsibility is to, express an opinion on, these. financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Great Bridge Dover Limited Partnership as of December 31, 2003 and the results of its operations, changes in partners’ capital and cash flows for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the financial statements referred to in the first paragraph taken as a whole.  The accompanying supplemental schedules are presented for purposes of additional analysis and are not a required part of the above financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the financial statements referred to above; and, in our opinion, the information is fairly stated in all material respects in relation to the financial statements taken as a whole.

NESSERALLA & COMPANY, PC

Concord, New Hampshire

January 20, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe II/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

HUNGERFORD & CO.

Southgate, Michigan

January 29, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

Los Lunas Apartments Limited Partnership dba Hillridge Apartments

Los Lunas, New Mexico

We have audited the accompanying balance sheet of Los Lunas Apartments Limited Partnership d/b/a Hillridge Apartments as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Los Lunas Apartments Limited Partnership dba Hillridge Apartments as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PALMER & CO., PA

Albuquerque, NM

April 3, 2004

Independent Auditor’s Report

To the Partners

Lynnelle Landing Limited Partnership

We have audited the accompanying balance sheet of Lynnelle Landing Limited Partnership as of December 31, 2003, and the related statements of operations, partners, equity and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements and supplemental information of Lynnelle Landing Limited Partnership as of and for the year ended December 31, 2002, were audited by other auditors whose report dated February 10, 2003, expressed an unqualified opinion on those statements and supplemental information.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lynnelle Landing Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of Lynnelle Landing Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the 2003 basic financial statements taken as a whole. The 2003 supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the 2003 basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the 2003 basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the 2003 basic financial statements en as a whole.

DEARIEN & COMPANY, A.C.

Charleston, West Virginia

March 19, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Natchez Place Apartments II Partnership

We have audited the accompanying balance sheet of Natchez Place Apartments II Partnership (the Partnership) as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Natchez Place Apartments II Partnership as of December 31, 2002, were audited by other auditors whose report dated March 2, 2003, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natchez Place Apartments 11 Partnership of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated March 9, 2004, on our consideration of Natchez Place Apartments 11 Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Natchez Place Apartments 11 Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

CAMERON, HINES & HART

West Monroe, Louisiana

March 9, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Northfield Housing, L.P.

I have audited the accompanying balance sheet of Northfield Housing, L.P. as of December 31, 2003 and 2002 and related financial statements of operations, partners’ capital and cash flow for the years then ended.  These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An “it includes examining, on a teat basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation.  I believe that my audits provide a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northfield Housing, L.P. as of December 31, 2003 and.2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BOB T. ROBINSON

Jackson, Mississippi

March 1, 2004

INDEPENDENT AUDITORS’  REPORT

To the Partners of

Parkhurst Place Limited Partnership

Amherst, New Hampshire

We have audited the accompanying. balance. sheet of Parkhurst Place Limited Partnership, as of December 31, 2003 and 2002, and the related statements of operations, changes, in partners’ capital, and cash flows for the year ended December 31, 2003 and 2002.  These financial statements are the: responsibility of the Partnership’s management.  Our responsibility is to, express an opinion on, these. financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Parkhurst Place Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the year ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Accounting Standards, we have also issued our report dated January 22, 2004 on our consideration of Parkhurst Place Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

Our audit was made for the purpose of forming an opinion on the financial statements referred to in the first paragraph taken as a whole.  The accompanying supplemental schedules are presented for purposes of additional analysis and are not a required part of the above financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the financial statements referred to above; and, in our opinion, the information is fairly stated in all material respects in relation to the financial statements taken as a whole.

NESSERALLA & COMPANY, PC

Concord, New Hampshire

January 20, 2004

INDEPENDENT AUDITORS’ REPORT

To the Members of

Strawberry Lane, LLC

We have audited the accompanying balance sheets of Strawberry Lane, LLC as of December 31, 2003 and 2002, and the related statements of operations, changes in members’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the management of Strawberry Lane, LLC.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strawberry Lane, LLC as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 13, 2004, on our consideration of the entity’s internal control and report dated January 13, 2004, on its compliance with specific requirements applicable to its major HUD program and specific requirements applicable to Fair Housing and Non-Discrimination.

DAVIE KAPLAN CHAPMAN BRAVER

January 13, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

Wingfield Apartments II Partnership

A Louisiana Partnership in Commendam

Mansfield, Louisiana

We have audited the accompanying balance sheets of Wingfield Apartments II Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments II Partnership, A Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAILET, MEUNIER AND LEBLANC, LLP

Metairie, Louisiana

March 6, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

Lyceum Housing Limited Partnership

We have audited the accompany balance sheets of Lyceum Housing Limited Partnership, as of December 31, 2003, and the related statements of operations, changes in Partners’ Equity (Deficit). And cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement, An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects, the financial position of Lyceum Housing Limited Partnership, as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America

The Computation of Distributable Cash on page 17 is not a required part of the basic financial statements but is supplementary information required by the Limited Partner. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the supplementary Information However, we did not audit the information and, therefore, express no opinion on it.

R.A. MERCER & CO., PC

Cattaraugus, New York

May 7, 2004

INDEPENDENT AUDITORS’ REPORT

The Partners

MDI Limited Partnership #81

St. Paul, Minnesota

We have audited the accompany balance sheets of MDI Limited Partnership #81, as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial statements referred to above present fairly, in all material respects, the financial position of MDI Limited Partnership #81, as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EIDE BAILLY LLP

Fargo, North Dakota

March 16, 2004

Independent Auditors’ Report

Partners

Charlevoix Apartments Limited Dividend Housing

Association Limited Partnership

Charlevoix, Michigan

We have audited the accompanying balance sheets of Charlevoix Apartments Limited Dividend Housing. Association Limited Partnership, Rural Development Project No. 26-015-383580151, as of December 31, 2003 and 2002, and the related statements of income and cash flows from June 13, 2002 to December 31, 2002, and for the year ended December 31, 2003.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Charlevoix Apartments Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows from June 13, 2002 to December 31, 2002 and for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Charlevoix Apartments Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 13, 2004

Independent Auditors’ Report

Partners

Cloverlane Apartments – Lakeview

Limited Partnership

Coleman, Michigan

We have audited the accompanying balance sheets of Cloverlane Apartments – Lakeview Limited Partnership (a Michigan Limited Partnership), Rural Development Project No. 26-059-370464373, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows from for the year ended December 31, 2003, and from June 10, 2002 to December 31, 2002.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Cloverlane Apartments – Lakeview Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows from the year ended December 31, 2003, and from June 10, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 21, 2004, on our consideration of Cloverlane Apartments – Lakeview Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 21, 2004

Independent Auditor’s Report

To the Partners of

Henderson Fountainhead, L.P.

Seven Points, Texas

I have audited the accompanying balance sheet of Henderson/Fountainhead, L.P. as of December 31, 2003 and 2002, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above meset4 fairly. in all material respects, the financial position of Henderson Fountainhead LP as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

Independent Auditors’ Report

Partners

Lakewood Apartments - Saranac

Limited Partnership

Coleman, Michigan

We have audited the accompanying balance sheets of Lakewood Apartments – Saranac Limited Partnership, Rural Development Project No. 26-034-383584372, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows from for the year ended December 31, 2003, and from June 25, 2002 to December 31, 2002.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Lakewood Apartments – Saranac Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows from the year ended December 31, 2003, and from June 25, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Lakewood Apartments – Saranac Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 21, 2004

Independent Auditors’ Report

Partners

Parkside Apartments – Coleman

LDHA Limited Partnership

Coleman, Michigan

We have audited the accompanying balance sheets of Parkside Apartments – Coleman LDHA Limited Partnership (a Michigan Limited Partnership), Rural Development Project No. 26-056-383605131, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows from for the year ended December 31, 2003, and from July 30, 2002 to December 31, 2002.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Parkside Apartments – Coleman LDHA Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows from the year ended December 31, 2003, and from July 30, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 24, 2004, on our consideration of Cloverlane Apartments – Lakeview Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 24, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pyramid Seven Limited Partnership

We have audited the accompanying balance sheet of Pyramid Seven Limited Partnership, (the Partnership), as of December 31, 2003 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid Seven Limited Partnership as of December 31, 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2004 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE SHANEYFELT MARSHALL ROMINE & CO.

Little Rock, AR

February 9, 2004

Independent Auditors’ Report

Partners

Riverview Apartments – Blissfield LDHA

Limited Partnership

Blissfield, Michigan

We have audited the accompanying balance sheets of Riverview Apartments – Blissfield LDHA Limited Partnership (a Michigan Limited Partnership), Rural Development Project No. 26-046-383541828, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows from for the year ended December 31, 2003, and from July 31, 2002 to December 31, 2002.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Riverview Apartments – Blissfield Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows from the year ended December 31, 2003, and from July 31, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Riverview Apartments – Blissfield Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 21, 2004

Independent Auditors’ Report

Partners

Strawberry Lake Apartments – Norway

Limited Dividend Housing Association

Limited Partnership

Norway, Michigan

We have audited the accompanying balance sheets of Strawberry Lake Apartments – Norway Limited Dividend Housing Association Limited Partnership, Rural Development Project No. 26-022-383627208, as of December 31, 2003, and the related statements of income, partners’ equity and cash flows from July 17, 2003 to December 31, 2003.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Strawberry Lake Apartments – Norway Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations and cash flows from July 17, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Strawberry Lake Apartments – Norway Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 21, 2004

INDEPENDENT AUDITORS’ REPORT

General Partners

Orchard River Associates, LP

Ukiah, California

We have audited the accompanying balance sheets of Orchard River Associates, L.P (a California limited partnership), Federal Identification #68-0011197, as of December 31, 2003 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards, generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orchard River Associates, L.P., as of December 31, 2003, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.

ROBERTSON, CAHILL & ASSOCIATES, CPAs

Lakeport, California

March 11, 2004

INDEPENDENT AUDITORS’ REPORT

June 11, 2004

To the Partners

North Forty Aspen Plus, L.P.

We have audited the accompanying balance sheet of North Forty Aspen Plus, L.P., VHDA Project No. 03-1764-C, as of December 31, 2003, and the related statements of profit and loss, partners’ equity, and cash flows for the period from August 1, 2003 through December 31, 2003.  These financial statement are the responsibility of North Forty Aspen Plus, L.P.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and the Virginia Housing Development Authority’s Mortgagor/Grantee’s Audit Guide. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Forty Aspen Plus, LP as of December 31, 2003 and the results of its operations and its cash flows for the period from August 1, 2003 through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information presented on pages 16 to 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements of North Forty Aspen Plus, L.P. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly financial. statements taken, as a whole.

ZUCKERMAN & ASSOC.

June 11, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of Aurora Village Associates, LLLP

Longmont, Colorado

We have audited the accompanying balance sheet of Aurora Village Associates, LLLP, FHA Project 101-98101, as of December 31, 2003, and the related statement of profit and loss, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aurora Village Associates, LLLP, as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States..

In accordance with Government Auditing Standards, we have also issued a report dated February 14, 2004 on our consideration of Aurora Village Associates, LLLP, internal controls and on our tests on its compliance with certain provisions of laws, regulations, contract and grants. These reports are an integral part of the audit performed on accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on pages 13 -15) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Z. A. ZUDYK

Denver, Colorado

February 14, 2004

Independent Auditors’ Report

To the Partners of

New Oxford I Limited Partnership

DBA Oxford Manor Apartments

Rockville, Maryland

We have audited the accompanying balance sheet of New Oxford I Limited Partnership (a limited partnership), DBA Oxford Manor Apartments, Case No. 44-010-522301649, as of December 31, 2003, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the period November 14, 2002 through December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, the standards of applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Oxford I Limited Partnership, DBA Oxford Manor Apartments, Case No. 44-010-522301649, at December 31, 2003, and the results of its operations, changes in partners equity (deficit) and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America,

In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 9, 2004, on our consideration of New Oxford I Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Fentress, Brown, CPAs & Associates, LLC

Columbus, Ohio

January 9, 2004

INDEPENDENT AUDITORS’REPORT

General Partners

Orchard River Associates, L.P.

Ukiah, California

We have audited the accompanying balance sheets of Orchard River Associates, L.P. (a California limited partnership), Federal Identification #68-0011197, as of December 31, 2003 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards, generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the -accounting— principles used -and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Orchard River Associates, L.P., as of December 31, 2003, and the results of its operation for the year then ended in conformity with accounting principles generally accepted in the United States of America.

ROBERTSON, CAHILL & ASSOCIATES, CPAs

Lakeport, California

March 11, 2004

Independent Auditors’ Report

To the Partners of

Brookside Square Limited Partnership

DBA Brookside Square Apartments

Rockville, Maryland

We have audited the accompanying balance sheet of Brookside Square Limited Partnership (a limited partnership), DBA Brookside Square Apartments, as of December 31, 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the period June 11, 2003 through December 31 2003.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, the standards of applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Brookside Square Limited Partnership, DBA Brookside Square Apartments, at December 31, 2003, and the results of its operations, and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 9, 2004, on our consideration of Brookside Square Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Fentress, Brown, CPAs & Associates, LLC

Columbus, Ohio 2004

January 9, 2004

Independent Auditors’ Report

To the Partners

Ridge Crest Apartments, L.P.

Kansas City, Missouri

We have audited the accompanying balance sheet of Ridge Crest Apartments, MHIDC Project #02-403-TE, as of December 31. 2003. This financial statement is the responsibility of the Project’s management Our responsibility is to express an opinion on the balance sheet based on our audit

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Ridge Crest Apartments, MHDC Project # 02-403-TE as of December 31, 2003 in conformity with U.S. generally accepted accounting principles.

GOTTLIEB, FLEKIER & CO., P.A.

May 21, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners of

University Plaza Investment Group, LLLP

Greeley, Colorado

We have audited the accompanying balance sheet of University Plaza Investment Group, LLLP, FHA Project No. 101 -98115, as of December 31, 2003, and the related statement of operations, changes in partners’ equity and cash flows for the eight months then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of University Plaza Investment Group, LLLP, as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the eight months then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued reports dated February 14, 2004 on our consideration of University Plaza Investment Group, LLLP’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit,

We conducted our audit to form an opinion on the basic financial statements of University Plaza Investment Group, LLLP, taken as a whole. The supplementary data on pages thirteen and fourteen is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole

Z.A. ZUDYK

Denver, Colorado

February 14, 2004

Independent Auditors’ Report

Partners

Mill Race Apartments – Plainwell

Limited Partnership

Plainwell, Michigan

We have audited the accompanying balance sheets of Mill Race Apartments – Plainwell Limited Partnership, Rural Development Project No. 26-003-0010741754 as of December 31, 2003, and the related statements of income, partners’ equity and cash flows from June 26, 2003 to December 31, 2003.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason e basis for our opinion.

In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of Mill Race Apartments – Plainwell Limited Partnership as of December 31, 2003, and the results of its operations and cash flows from June 26, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Mill Race Apartments – Plainwell Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

YEO & YEO

Lansing, Michigan

February 21, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

200 East Avenue Associates, L.P.

We have audited the accompanying balance sheet of 200 East Avenue Associates, L.P. (a limited partnership) as of December 31, 2003 and 2002 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended.  The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 200 East Avenue Associates, L.P. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the Untied States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

February 2, 2004

Independent Auditors Report

To the Partners of

Borger Fountainhead, L.P.

Borger, Texas

I have audited the accompanying balance sheet of Borger Fountainhead, L.P. as of December 31, 2003, and the accompanying statements of operations, partners’ capital and cash flows for the year then ended.  These statements are the responsibility of the partnership’s management.  My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe or my opinion. that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respect, the financial position of Borger Fountainhead, L.P. as of December 31, 2003 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

GWEN WARD, PC

Fort Worth, Texas

March 4, 2004

REPORT OF INDEPENDENT AUDITORS

Partners

Brookstone Place II Limited Dividend

Housing Association Limited Partnership

(A Michigan Limited Partnership)

Port Huron, Michigan

We-have audited-the accompanying balance sheets of Brookstone Place II Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flows for the years then ended.  These statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookstone Place II Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, change in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted. in the United States of America.

CROWE CHIZEK AND COMPANY LLC

South Bend, Indiana

February 2, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Childress Apartments, Ltd.

We have audited the accompanying balance sheet of Childress Apartments, Ltd. (a limited partnership), RD Project No. 49-038-752927703, as of December 31, 2003.  This financial statement are the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Childress Apartments, Ltd as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated June 14, 2004 on our consideration of Childress Apartment, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.  This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

MOORE, CAMP, PHILLIPS & CO., LLP

Wichita Falls, Texas

June 14, 2004

Independent Auditors’ Report

To The Partners

Farmington Associates I, LP

St. Louis, Missouri

We have audited the accompanying balance sheet of Farmington Associates I, LP, Project No. 03-099-HCT, a limited partnership, as of December 31, 2003, and the related statements of profit and loss, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards- - generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Farmington Associates I, LP as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States, of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information (shown on pages 14 to 16) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Rubin, Brown, Gornstein & Co. LLP

St. Louis, MO

March 10, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe II/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003, and the related statements of income, partners’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit In accordance with auditing standards generally accepted In the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are tee of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted In the United States of America

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplemental Information on pages. 11 and 12 Is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

HUNGERFORD & CO.

Southgate, Michigan

January 29, 2004

INDEPENDENT AUDITORS’REPORT

To the Partners of

Kings Point Investment Group, LLLP

Denver, Colorado

We have audited the accompanying balance sheet of Kings Point Investment Group, LLLP, Project No. 101-98116—PM-EX-PUR, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the period August 19 through December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King’s Point Investment Group, LLLP Project No. 101-98116-PM-EX-PUR, as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the period August 19 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated February 14, 2004 on our consideration of Kings Point Investment Group, LLLP, internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on 13-15) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of King’s Point Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Z.A. ZUDYK

Denver, Colorado

February 14, 2004

INDEPENDENT AUDITORS’ REPORT

To the Partners

PANOLA HOUSING, LTD.

We have audited the accompanying balance sheet of PANOLA HOUSING, LTD,. RHS Project No. 50-083-943427163 as of December 31 2003, and the related statement of operations, partners! equity (deficit) and cash flows the year then ended. The financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly. in all material respects, the financial position of PANOLA HOUSING, LTD. as of December 31, 2003, and the results of its operations, changes in partners! equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of PANOLA HOUSING, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit

BOND & TOUSIGNANT

Monroe, Louisiana

March 19, 2004

INDEPENDENT AUDITORS REPORT

To the Partners

JACKSONVILLE SQUARE HOUSING, LTD.

We have audited the accompanying balance sheet of JACKSONVILLE SOUARE HOUSING, LTD. RHS Project No. 49-037-943427104 as of December 31, 2003, and the related statement of operations, partners! equity (deficit) and cash flows for the year then ended. Then financial statements am the responsibility of the partnership’s management Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are five of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JACKSONVILLE SQUARE HOUSING, as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required put of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated March 19, 2004, on our consideration of JACKSONVILLE SQUARE HOUSING, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.

BOND & TOUSIGNANT

Monroe, Louisiana

March 19, 2004

Independent Auditor’s Report

To the Partners

Bennetts Pointe Limited Partnership

I have audited the accompanying balance sheets of Bennetts Pointe Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bennetts Pointe Limited Partnership as of December 31, 2002 and 2001 the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2003 on my consideration of Bennetts Pointe Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Thomas C. Cunningham, CPA PC

Bristol, VA 24201

February 1, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Virginia Avenue Affordable Housing Limited Partnership

I have audited the accompanying balance sheets of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity and cash flows1for-the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Martin A. Starr, CPA

Bakersfield, CA  93309

January 21, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lookout Ridge Limited Partnership

We have audited the accompanying balance sheet of Lookout Ridge Limited Partnership as of December 31, 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lookout Ridge Limited Partnership as of December 31, 2002, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statement and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

RANKIN, RANKIN & COMPANY

Ft. Wright, Kentucky

February 7, 2003

INDEPENDENT AUDITOR’S REPORT

February 15, 2003

To the Partners of

Elk Tower Apartments Limited Partnership

We have audited the accompanying balance sheets of Elk Tower Apartments Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elk Tower Apartments Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kenneth e. Loy, CPA

Alton, IL

February 15, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Kimbark 1200 Associates, Limited Partnership

Longmont, Colorado

We have audited the accompanying balance sheet of Kimbark 1200 Associates, Limited Partnership. FHA Project No. 101-98011 as of December 31, 2002, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the, financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimbark 1200 Associates, Limited Partnership FHA Project No. 101-98011, as of December 31, 2002, and the results of its operations and the changes in its partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our reports dated February 10, 2003 on our consideration of Kimbark 1200 Associates, Limited Partnership internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

We conducted our audit to form an opinion on the basic financial statements of Kimbark 1200 Associates, Limited Partnership taken as a whole. The accompanying supplemental information (shown on pages thirteen through fifteen) is presented for purposes of additional analysis and is not a required part of the basic financial statements of Kimbark 1200 Associates, Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Z. A. Zudyk

Denver, CO

February 10, 2003

Independent Auditors’ Report

To the Partners

Barlee Properties Limited Partnership

Barling, Arkansas

We have audited the accompanying balance sheets of Barlee Properties, An Arkansas Limited Partnership (the Partnership) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barlee Properties, An Arkansas Limited Partnership, as of December 31, 2002, an the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Lawrence, Schluterman & Schwartz

Fort Smith, Arkansas

February 28, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Colonna Redevelopment Company L.P.:

We have audited the accompanying balance sheet of Colonna Redevelopment Company, L.P (the “Partnership”) as of December 31, 2002, and the related statements of operations, cash flows and partners’ equity for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Colonna Redevelopment Company L.P. as of December 31, 2001, were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonna Redevelopment Company, L.P. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedule is presented for purposes of additional analysis and is not a required part of the financial statements. The information in this schedule has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Callaghan Nawrocki LLP

Melville NY

February 13, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Brownsville Associates, Limited

We have audited the accompanying balance sheets of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2003 on our consideration of Brownsville Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material r9pects in relation to the basic financial statements taken as a whole.

York, Dillingham & Company, P.L.L.C.

Columbia, Tennessee

January 23, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Century East Apartments IV Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Century East Apartments IV Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Century East Apartments IV Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 24, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Century East Apartments V Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Century East Apartments V Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Century East Apartments V Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 20, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Lake Apartments I Limited Partnership

Fargo, North Dakota

We have audited the accompanying balance sheets of Lake Apartments I Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Apartments I Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 20, 2003

INDEPENDENT AUDITORS REPORT

To the Partners

Los Lunas Apartments Limited Partnership dba Hillridge Apartments

Los Lunas, New Mexico

We have audited the accompanying balance sheet of Los Lunas Apartments Limited Partnership d/b/a Hillridge Apartments as of December 31, 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Los Lunas Apartments Limited Partnership dba Hillridge Apartments as of December 31, 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

PALMER & CO., P.A.

Albuqueque, NM

April 25, 2003

Independent Auditors’ Report

To the Partners

Pahrump Valley Investors

A Wyoming Limited Partnership

Pahrump, Nevada

We have audited the accompanying balance sheet of Pahrump Valley Investors, A Wyoming Limited Partnership, USDA, Rural Development Project Number 33-019-680204949, as of December 31, 2002, and the related statements of operations, changes in partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Pahrump Valley Investors as of December 31, 2002, were audited by other auditors whose report, dated March 11, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pahrump Valley Investors, as of December 31, 2002, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 21, 2003 on our consideration of Pahrump Valley Investors’ internal control structure and a report dated January 21, 2003 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental and other information is presented for purposes of additional analysis and is not a required part of the financial statements of Pahrump, Valley Investors. Such information has been subjected to auditing procedures applied in our audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

SJ Gallina & Co., LLP

Sacramento, CA

January 21, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Stanton Associates, Limited

We have audited the accompanying balance sheets of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2002 and 2001, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2003 on our consideration of Stanton Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

York, Dillingham & Co., PLLC

Columbia, Tennessee

January 25, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Century East Apartments II Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Century East Apartments 11 Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Century East Apartments 11 Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 31, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Ethel Housing, L.P.

Ethel, Mississippi

We have audited the accompanying balance sheets of Ethel Housing, L.P., RD Case No. 28-0040640823417 as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ethel Housing, L.P., as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 21, 2003, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Ethel Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter and Chisolm, P.A.

Jackson, Mississippi

June 23, 2003

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills I LC

I have audited the accompanying balance sheets of Hurricane Hills LC as of December 31, 2002, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills I LC as of December 31, 2002, and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

INDEPENDENT AUDITOR’S REPORT

To:	The Partners
Main Everett Housing Limited Partnership

We have audited the accompanying balance sheets of Main Everett Housing Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Unites States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentatl6n. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Main Everett Housing Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company

Larchmont, NY

January 24, 2003

INDEPENDENT AUDITOR’S REPORT

To:	The Partners
Osborne Housing Limited Partnership

We have audited the accompanying balance sheets of Osborne Housing Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osborne Housing Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company

Certified Public Accountants, PC

January 24, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Shannon Housing, L.P.

Shannon, Mississippi

We have audited the accompanying balance sheets of Shannon Housing, L.P., RD Case No. 28- 041064835658, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shannon Housing, L.P., as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated March 15, 2003, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Shannon Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter & Chisolm, LP

Jackson, MS

March 15, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

West Point Housing, L.P.

West Point, Mississippi

We have audited the accompanying balance sheets of West Point Housing, L.P., RD Case No. 28-013-0640834734, as of December 31, 2002, and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion,

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Point Housing, L.P., as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 25, 2003, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of West Point Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter and Chisolm, P.A.

Jackson, Mississippi

June 23, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Calgory Apartments I Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Calgory Apartments I Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Calgory Apartments I Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 29, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Calgory Apartments II Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Calgory Apartments II Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Calgory Apartments II Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 31, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Calgory Apartments III Limited Partnership

Bismarck, North Dakota

We have audited the accompanying balance sheets of Calgory Apartments III Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Calgory III Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years, then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 31, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Country Edge Apartments I Limited Partnership

Fargo, North Dakota

We have audited the accompanying balance sheets of Country Edge Apartments I Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Country Edge Apartments I Limited Partnership as December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

February 4, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

East Park Apartments II Limited Partnership

Dilworth, Minnesota

We have audited the accompanying balance sheets of East Park Apartments II Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Park Apartments II Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

February 5, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Grandview Limited Partnership Fargo, North Dakota

We have audited the accompanying balance sheets of Grandview Apartments Limited Partners as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grandview Limited Partnership, as of December, 31, 2002 and 2001 and the results of operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

February 4, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Grayson Manor Limited Partnership

We have audited the accompanying balance sheet of Grayson Manor Limited Partnership as of December 31, 2002, and the related statements of operations, and cash flows and changes in owners’ equity for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grayson Manor Limited Partnership as of December 31, 2002, and the results of its operations, changes in partners’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2003 on our consideration of Grayson Manor Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations.

Dooley & Vicars Certified Public Accountants, LLP

Richmond, VA

February 7, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Lake Apartments IV Limited Partnership

Fargo, North Dakota

We have audited the accompanying balance sheets of Lake Apartments IV Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the ‘responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Apartments IV Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 21, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Lake Apartments V Limited Partnership

Fargo, North Dakota

We have audited the accompanying balance sheets of Lake Apartments V Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Apartments V Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 22, 2003

Independent Auditor’s Report

To the Partners

Powell Valley Limited Partnership

I have audited the accompanying balance sheets of Powell Valley Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, all material respects, the financial position of Powell Valley Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2003 on my consideration of Powell Valley Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Thomas C. Cunningham, CPA PC

Bristol, VA

February 15, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Angelou Associates, L.P.

New York, New York

We have audited the accompanying balance sheet of Angelou Associates, L.P. (a New York State limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, cash flows, and partners’ capital, and the supplementary information included for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Angelou Associates, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kahn Boyd Levychin,

Certified Public Accountants

New York, NY

February 20, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners of CR Housing Associates, L.P.

I have audited the accompanying balance sheets of CR Housing Associates, L.P. (the “Partnership”) as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CR Housing Associates, L.P. as of December 31, 2002 and 2001, and the results of it operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Jose R. Barreras, CPA

Santurce, PR

January 31, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Lake Apartments II Limited Partnership

Fargo, North Dakota

We have audited the accompanying balance sheets of Lake Apartments II Limited Partnership, as of December 31, 2002 and 2001 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Apartments 11 Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, the changes in partners’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Ludvigson, Braun & Co.

Valley City, North Dakota

January 20, 2003

INDEPENDENT AUDITORS’REPORT

To the Partners

Terraceview Limited Partnership

We have audited the accompanying balance sheet of Terraceview Limited Partnership as of December 31, 2002 and 2001, and the related statements or operations; changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion these financial statements based on our audit.

We conducted our audit in. accordance, with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terraceview Limited Partnership as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stangl & Jaskowiak, Ltd.

Sauk Rapids, MN

April 14, 2002

INDEPENDENT AUDITORS’REPORT

The Partners

Collins Housing, L.P.

Collins, Mississippi

We have audited the accompanying balance sheets of Collins Housing, L.P., RD Case No. 28-0160640864674, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Collins Housing, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 20, 2003, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Collins Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter and Chisolm, P.A.

Jackson, MA

February 20, 2003

Independent Auditors’ Report

To the Partners

Bowie Apartments, Ltd.

We have audited the accompanying balance sheets of Bowie Apartments, Ltd. (a limited partnership), RD Project No. 50-069-0752627345-01-7, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bowie Apartments, Ltd., RD Project No. 50-069-0752627345-01-7, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2003 on our consideration of Bowie Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, TX

January 24, 2003

Independent Auditors’ Report

To the Partners

Graham Apartments, Ltd.

We have audited the accompanying balance sheets of Graham Apartments, Ltd. (a limited partnership), RD Project No. 51-52-752663159-01-1, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Apartments, Ltd., RD Project No. 51-52-752663159-01-1, as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standard, we have also issued a report dated February 11, 2003 on our consideration of Graham Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, Texas

February 11, 2003

Independent Auditors’ Report

To the Partners

Nocona Apartments, Ltd.

We have audited the accompanying balance sheets of Nocona Apartment, Ltd. (a limited partnership), RD Project No: 50-069-0752685663-02-2 as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nocona Apartments, Ltd. RD Project No.: 50-069-0752685663-02-2 as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2003 on our consideration of Nocona Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, TX

January 30, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing One, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing One, L.P., a Mississippi limited partnership, Rural Development Agency U. S. Department of Agriculture (“RD”) Project No. 28- 045-0640886062 01-8, as of December 31, 2002 and 2001, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing One, L.P., RD Project No. 28-045-0640886062 01-8, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003, on our consideration of the Partnership’s internal control and a report dated February 5, 2003, on its compliance with specific requirements applicable to major RD programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and Il- and the information in Part IV included on pages 14 through 18 on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Eubanks & Betts, PLLC

Jackson, MA

February 5, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Two, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheet of Canton Housing Two, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886061 01-5, as of December 31, 2002 and 2001, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Two, L.P., RD Project No. 28-045-0640886061 01-5, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003, on our consideration of the Partnership’s internal control and a report dated February 5, 2003, on its compliance with specific requirements applicable to major Rural Development programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Eubanks & Betts, PLLC

Jackson, MA

February 5, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Three, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing Three, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045- 0640886063 04-2, as of December 31, 2002 and 2001, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Three, L.P., RD Project No. 28-045-0640886063 04-2, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003, on our consideration of the Partnership’s internal control and a report dated February 5, 2003, on its compliance with specific requirements applicable to major RD programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in part IV included on pages 13 through 17, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Eubanks & Betts, PLLC

Jackson, MA

February 5, 2003

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Four, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing Four, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886064 02-0, as of December 31, 2002 and 2001, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Four, L.P., RD Project No. 28-045-0640886064-02-0, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2003, on our consideration of the Partnership’s internal control and a report dated February 5, 2003, on its compliance with specific requirements applicable to major RD programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Eubanks & Betts, PLLC

Jackson, MA

February 5, 2003

Independent Auditor’s Report

To the Partners of

Eagles Ridge Terrace, L. P.

Decatur, Texas

I have audited the accompanying balance sheets of Eagles Ridge Terrace, L P. as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagles Ridge Terrace, L. P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Henderson Terrace, L. P.

Bridgeport, Texas

I have audited the accompanying balance sheets of Henderson Terrace, L. P. as of December 31, 2002 and 2001 and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Henderson Terrace, L. P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles,

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages l- 16 and l- 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills II LC

I have audited the accompanying balance sheets of Hurricane Hills II LC as of December 31, 2002, and the related partners’ equity for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills II LC as of December 31, 2002, and the results of its operations, changes in Partners, equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Morris Accounting Co., Inc.

Cedar City, VT

Independent Auditor’s Report

To the Partners of

Lakeview Little Elm, L. P.

Little Elm, Texas

I have audited the accompanying balance sheets of Lakeview Little Elm, L. P. as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Little Elm, L. P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Mesquite Trails, L. P.

Jacksboro, Texas

I have audited the accompanying balance sheets of Mesquite Trails, L.P. as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

I believe that my audits provide a reasonable basis for my opinion, In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mesquite Trails, L, P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages l-16 and 1- 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Pilot Point Apartments, L. P.

Pilot Point, Texas

I have audited the accompanying balance sheets of Pilot Point Apartments, L. P. as of December 31, 2002 and 2001, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilot Point Apartments, L. P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Seagraves Apartments, L.P.

Ferris, Texas

I have audited the accompanying balance sheets of Seagraves Apartments, L.P. as of December 31, 2002 and 2001, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seagraves Apartments, L,P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles,

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Granada Rose, L.P.

Edna, Texas

I have audited the accompanying balance sheets of Granada Rose, L.P. as of December 31 2002 and 2001, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits,

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Granada Rose, L.P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners

Parkside Plaza Associates, L. P.

New York, New York

We have audited the accompanying balance sheets of Parkside Plaza Associates, L.P. (a New York State limited partnership) as of December 31, 2002 and 2001, and the related statements of operations, cash flows, and partners’ capital, and the supplementary information included for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkside Plaza Associates, L.P. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kahn Boyd Levychin,

New York, NY

February 8, 2003

INDEPENDENT AUDITOR’S REPORT

To the Partners

Aloha Housing Limited Partnership

We have audited the accompanying Balance Sheets of Aloha Housing Limited Partnership (a limited partnership), as of December 31, 2002 and 2001 and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, and with Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aloha Housing Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of supplementary information required by the Oregon Housing and Community Services Department are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Henick & Ylvisaker

Portland, Oregon

February 20, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Edna Vanderbilt, L.P.

Edna, Texas

I have audited the accompanying balance sheet of Edna Vanderbilt, L.P. as of December 31, 2002 and 2001, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edna Vanderbilt L.P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

Independent Auditor’s Report

To the Partners of

Azle Fountainhead, L.P.

Azle, Texas

I have audited the accompanying balance sheets of December 31, 2002 and 2001, and the related statement of operations, partners’ capital and cash flows for years then ended.  These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Azle Fountainhead, L.P. as of December 31, 2002 and 2001 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, TX

March 11, 2003

INDEPENDENT AUDITORS’ REPORT

General Partner

Cedar Grove Apartments Phase I, Ltd.

Shepherdsville, Kentucky 40165

We have audited the accompanying balance sheets of Cedar Grove Apartments Phase I, Ltd., (a Kentucky limited partnership, as of December 31, 2002 and 2001, statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our, audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the’ amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides, reasonable basis for our opinion.

In accordance with Government Auditing Standards we have also issued our report dated February 17, 2003, on our consideration of Cedar Grove Apartments Phase 1, Ltd. internal control, and reports (dated February 17, 2003 on its compliance with specific requirements applicable to Rural Housing Service and to Fair Housing and Non-discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 11-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Cedar Grove Apartments Phase I, Ltd. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Fister, Routh & Freeman PSC

Louisville, KY

February 17, 2003

Independent Auditors’ Report

To the Partners

Dorchester Court LDHA, Limited Partnership

We have audited the accompanying balance sheet of Dorchester Court LDHA, Limited Partnership, as of December 31, 2002. This financial statement is the responsibility of the Partnership’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Dorchester Court LDHA Limited Partnership as of December 31, 2002, in conformity with accounting principles generally accepted in United States of America.

J. L. Hoffman & Associates, P.A.

Coral Gables, F

April 17, 2003

INDEPENDENT AUDITORS’ REPORT

To the Members of

Strawberry Lane, LLC

We have audited the accompanying balance sheet of Strawberry Lane, LLC as, of December 31, 2002, and the related statements of operations, changes in members’ capital and cash flows for the year then ended. These financial statements are the responsibility of the management of Strawberry Lane, LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strawberry Lane, LLC as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 12, 2003, on our consideration of the entity’s internal control and report dated February 12, 2003, on its compliance with specific requirements applicable to its major HUD program and specific requirements applicable to Fair Housing and Non-Discrimination.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for the purpose of additional analysis and is not a required part of the basic financial statements of Strawberry Lane, LLC.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Davie Kaplan Chapman Braverman, P.C.

Rochester, NY

February 12, 2003

Independent Auditors’ Report

To the Partners

Dorchester Court LDHA, Limited Partnership

We have audited the accompanying balance sheet of Dorchester Court LDHA, Limited Partnership, as of December 31, 2002. This financial statement is the responsibility of the Partnership’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in ail material respects, the financial position of Dorchester Court LDHA Limited Partnership as of December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

J. L. Hoffman & Associates, P.A.

Coral Gables, F

April 17, 2003

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Henderson Fountainhead, L.P.

Seven Points, Texas

I have audited the accompanying balance sheet of Henderson Fountainhead, L.P. as of December 31, 2002, and the accompanying statements of operations, partners’ capital and cash flows for the year then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Henderson Fountainhead, L.P. as of December 31, 2002 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with generally accepted accounting principles.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 1-16 and 1-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Gwen Ward, P.C.

Fort Worth, Texas

March 11, 2003

Independent Auditor’s Report

To the Partners

Bennetts Pointe Limited Partnership

I have audited the accompanying balance sheets of Bennetts Pointe Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bennetts Pointe Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2002 on my consideration of Bennetts Pointe Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of’ laws and regulations.

Thomas C. Cunninghan, CPA P.C.

Bristol, VA

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Virginia Avenue Affordable Housing Limited Partnership

I have audited the accompanying balance sheets of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MARTIN A. STARR

Bakersfield, CA

February 4, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Clarksville Estates

DBA Clarksville Estates

Clarkton, MO 63837

We have audited the accompanying balance sheet of Clarksville Estates (a limited partnership) DBA Clarksville Estates as of December 31, 2001 and the related statements of income, cash flow, and partners’ equity for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clarksville Estates (a limited partnership) DBA Clarksville Estates as of December 31, 2001 and the results of its operations and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was performed for the purpose of forming an opinion on the basic financial statements of Clarksville Estates taken as a whole. The supplementary data included on pages 12-13 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. This supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 1, 2002, on our consideration of Clarksville Estates internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Coffman, Eads, Cupps, Summers & Duncan CPA’s PC

Poplar Bluff, Missouri

February 1, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

College Greene Rental Associates, L.P.

We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

January 31, 2002

Independent Auditors’ Report

To the partners of

East Douglas Apartments Limited Partnership (An Illinois Limited Partnership)

We have audited the accompanying balance sheets of East Douglas Apartments Limited (IHDA Development Number HFI/HTF-354), as of December 31, 2001 and 2000, and the related statements of operations, cash flows and changes in partners’ equity for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States and the Illinois Housing Development Authority’s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Hosing Developments. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Douglas Apartments Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority’s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 29, 2002, on our consideration of the Partnership’s internal controls, compliance with specific requirements applicable to major IHDA-assisted programs and specific requirements applicable to affirmative fair housing.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Dauby O’Connor & Zaleski, LLC

Carmel, Indiana

January 29, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Evergreen Hills Associates, L.P.

We have audited the accompanying balance sheet of Evergreen Hills Associates, L.P. (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evergreen Hills Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

SALMIN, CELONA, WEHRLE & FLAHERTY, LLP

Rochester, NY

February 8, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

FLORAL ACRES APARTMENTS II

We have audited the accompanying balance sheets of FLORAL ACRES APARTMENTS II, RHS PROJECT NO. 22-026-721172913 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FLORAL ACRES APARTMENTS II as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002 on our consideration of FLORAL ACRES APARTMENTS II’s internal control and a report dated February 18, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, Louisiana

February 18, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

HARRISONBURG SENIORS APARTMENTS

We have audited the accompanying balance sheets of HARRISONBURG SENIORS APARTMENTS, RHS PROJECT NO. 22-013-721199864 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HARRISONBURG SENIORS APARTMENTS as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2002 on our consideration of HARRISONBURG SENIORS APARTMENTS’ internal control and a report dated January 29, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, Louisiana

January 29, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

SHADY LANE SENIORS APARTMENTS

We have audited the accompanying balance sheets of SHADY LANE SENIORS APARTMENTS, RHS PROJECT NO. 22-064-721100471 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SHADY LANE SENIORS APARTMENTS as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 25, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002 on our consideration of SHADY LANE SENIORS APARTMENTS’ internal control and a report dated February 18, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, Louisiana

February 18, 2002

Independent Auditors’ Report

To the Partners of

Better Homes for Havelock Limited Partnership

(A North Carolina Limited Partnership)

We have audited the accompanying balance sheets of Better Homes for Havelock Limited Partnership (a North Carolina Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Better Homes for Havelock Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2002, on our consideration of the Partnership’s internal controls and a report dated January 24, 2001, on its compliance with laws and regulations.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Martin A. Star

Certified Public Accountant

Carmel, Indiana

January 24, 2002

Independent Auditor’s Report

To the Partners

Liveoak Village Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of Liveoak Village Limited Partnership (an Alabama limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liveoak Village Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company LLP

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lookout Ridge Limited Partnership

We have audited the accompanying balance sheet of Lookout Ridge Limited Partnership as of December 31, 2001, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lookout Ridge Limited Partnership as of December 31, 2001, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statement and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Rankin, Rankin & Company

Ft. Wright, Kentucky

February 22, 2002

Independent Auditor’s Report

To the Partners

Pinedale II Limited Partnership

We have audited the accompanying balance sheets of Pinedale II Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinedale II Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stienessen Schlegel & Co.

Eau Claire, WI

January 11, 2002

Independent Auditor’s Report

To the Partners

Pumphouse Crossing II Limited Partnership

We have audited the accompanying balance sheets of Pumphouse Crossing II Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumphouse Crossing II Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stienesson Schlegel & Co.

Eau Claire, WI

January 15, 2002

Independent Auditor’s Report

To the Partners

Black River Run Limited Partnership

We have audited the accompanying balance sheets of Black River Run Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stienessen Schlegel & Co.

Eau Claire, WI

January 11, 2002

INDEPENDENT AUDITORS’ REPORT

February 15, 2002

To the Partners

Elk Tower Apartments Limited Partnership

We have audited the accompanying balance sheets of Elk Tower Apartments Limited Partnership as of December 31, 2001 and 2000, and the related starts of operations, partners’ equity (deficit) and cash flows for the years then ended, these financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial starts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elk Tower Apartments Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial starts and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kenneth E. Loy & Company, P.C.

Alton, IL

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Philadelphia Housing II, Limited Partnership

Philadelphia, Mississippi

We have audited the accompanying balance sheets of Philadelphia Housing II, Limited Partnership (a Mississippi limited partnership), RHS Project No. 28-050-640808922 as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Philadelphia Housing II, Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purposes of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthew Cutrer & Lindsay, P.A.

Ridgeland, MS

January 24, 2002

Independent’s Auditor’s Report

To the Partner’s of

Roxbury Veterans Housing Limited Partnership

I have audited the accompany statement of financial position of Roxbury Veterans Housing Limited Partnership( a Massachusetts Limited Partnership) as of December 31, 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the year then ended, These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financials statements are free of material misstatement. An audit includes examining, on a test bash, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Roxbury Veterans Housing Limited Partnership as of December 31, 2001, and the results of its operations, changes in partners’ equity, and cash flows and cash flows for the year ended in conformity with accounting principles generally accepted in the United States.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole. The financial statements for the year ended June 30, 2000 were audited by other accountants, and they expressed an unqualified opinion on them in their report dated June 15, 2001.

Lewis & Associates, CPA

Boston, MA

March 20, 2002

INDEPENDENT AUDITOR’S REPORT

To the partners of

Swedesboro Housing Limited Partnership

443 Congress Street, 7th Floor

Portland, Maine 04101

We have audited the accompanying Balance sheet of SWEDESBORO HOUSING LIMITED PARTNERSHIP, as of December 31, 2001 and the related Statements of Income and Partners’ Capital and Statement of Cash Flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit, The financial statements of SWEDESBORO HOUSING LIMITED PARTNERSHIP as of December 31, 2000 were audited by other auditors whose report dated January 9, 2001 expressed an unqualified opinion on these statements.

We conducted out audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SWEDESBORO HOUSING LIMITED PARTNERSHIP at December 31, 2001 and the results of its operations and its cash flow for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated April 29, 2002, on our consideration of SWEDESBOR0 HOUSING LIMITED PARTNERSHIP internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

The supplementary information is presented in this report for purposes of additional analysis and, although not required for a fair presentation of financial position, results of operations and cash flows, was subjected to the audit procedures applied in the audit of the basic financial statements. In our opinion, the accompanying supplementary information is fairly stated in all material respects in conjunction with those statements.

Ragone, Raible, Lacateria & Beppel

Haddonfield, New Jersey

April 29, 2002

Independent Auditors’ Report

To the Partners

Barlee Properties,

An Arkansas Limited Partnership

Barling, Arkansas

We have audited the accompanying balance sheets of Barlee Properties, An Arkansas Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barlee Properties, An Arkansas Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Lawrence, Schluterman & Schwartz, Ltd.

Fort Smith, Arkansas

February 28, 2002

Report of Independent Accountants

Partners

Colonna Redevelopment Company L.P.

Hempstead, New York

We have audited the accompanying balance sheets of Colonna Redevelopment Company L.P. (a New York limited partnership) (the “Partnership”) as of December 31, 2001 and 2000 and the related statements of operations, cash flows and partners’ equity for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonna Redevelopment Company L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Margolin, Winer & Evens LLP

Garden City, NY

May 13, 2002

INDEPENDENT AUDITOR’ S REPORT

To the Partners

Halls Ferry Apartments, L.P.

We have audited the accompanying balance sheets of Halls Ferry Apartments, L.P. as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial, statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable oasis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Halls Ferry Apartments, L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Mechsner & Cp., L.L.C.

Springfield, Missouri

February 4, 2002

Independent Auditors’ Report

Partners

Ithaca I Limited Partnership

Ithaca, Michigan

We have audited the accompanying balance sheets of Ithaca I Limited Partnership Rural Housing Service Project No. 26-029-383113117 as of December 31, 2001 and 2000, and the related statements of income, partners’ equity and cash flows for the years ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ithaca I Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partner’s equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 19, 2002 on our consideration of Ithaca I Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws and regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 11 through 19 is presented for purposes of complying with the requirements of Rural Housing Service and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Yeo & Yeo, P.C.

Lansing, MI

February 19, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Kimbark 1200 Associates, Limited Partnership

Longmont, Colorado

We have audited the accompanying balance sheet of Kimbark 1200 Associates, Limited Partnership, FHA Project No. 101-98011, as of December 31, 2001, and the related statement of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimbark 1200 Associates, Limited Partnership FHA Project No. 101-98011, as of December 31, 2001, and the results of its operations and the changes in its partners’ equity and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2002 on our consideration of Kimbark 1200 Associates, Limited partnership, internal controls and reports dated February 13, 2002 on its compliance with specific requirements applicable to major HUD programs and Fair Housing and Non-Discrimination.

Z. A. Zudyk

Denver, Colorado

February 13, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Lost Tree Limited Partnership

We have audited the accompanying balance sheets of Lost Tree Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lost Tree Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

MECHSNER & CO., LLC

Springfield, Missouri

February 26, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

MATHIS APARTMENTS, LTD.

We have audited the accompanying balance sheets of MATHIS APARTMENTS, LTD., RHS PROJECT NO. 51-005-721010606 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MATHIS APARTMENTS, LTD. as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2002 on our consideration of MATHIS APARTMENTS, LTD.’s internal control and a report dated February 13, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

February 13, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

ORANGE GROVE SENIORS APARTMENTS, LTD.

We have audited the accompanying balance sheets of ORANGE GROVE SENIORS APARTMENTS, LTD., RHS PROJECT NO. 50-025-742670408 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ORANGE GROVE SENIORS APARTMENTS, LTD. as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 25, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002on our consideration of ORANGE GROVE SENIORS APARTMENTS, LTD.’s internal control and a report dated February 18, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

February 18, 2002

Independent Auditor’s Report

To The Partners

Sacramento SRO Limited Partnership

A California Limited Partnership

710 West Ivy

San Diego, CA 92101

We have audited the accompanying balance sheets of Sacramento SRO Limited Partnership, A California Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sacramento SRO Limited Partnership, A California Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CONSIDINE & CONSIDINE

An Accountancy Corporation

San Diego, CA

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

South Hills Apartments, L.P.

We have audited the accompanying balance sheets of south Hills Apartments, L.P. as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, we believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Hills Apartments, L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements, such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Goracke, Ritterbush & Piotrowski, L.L.P.

Omaha, Nebraska

January 18, 2002

Independent Auditors’ Report

To the Partners:

Village Woods Estates, L.P.

We have audited the accompanying balance sheets of Village Woods Estates, L.P. as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Woods Estates, L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Paulus & company

Hamburg, NY

January 29, 2002

Independent Auditors’ Report

To the Partners

Woodland Hills Properties,

A Limited Partnership

Barling, Arkansas

We have audited the accompanying balance sheets of Woodland Hills Properties, A Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodland Hills Properties, A Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Lawrence, Schlutennan & Schwartz, Ltd.

Certified Public Accountants

Fort Smith, Arkansas

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To The Partners

Autumn Ridge Associates

Roanoke, Virginia

We have audited the accompanying balance sheet of Autumn Ridge Associates (A Virginia Limited Partnership) as of December 31, 2001 and 2000 and the related statement of operations and partners’ equity (deficit) and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Autumn Ridge Associates as of December 31, 2001 and 2000, and the results of its operation and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 through 17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Young & Prickitt, P.C.

Roanoke, VA

February 14, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Brownsville Associates, Limited

We have audited the accompanying balance sheets of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2002 on our consideration of Brownsville Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

York, Dillingham & Company, P.L.L.C.

Columbia, TN

January 30, 2002

Independent Auditors’ Report

To The Partners

Centenary Housing Limited Partnership

St. Louis, Missouri

We have audited the accompanying balance sheet of Centenary Housing Limited Partnership (Centenary Towers Apartments, Project No. 085-35239-PM-SR-PR-WAH-L8) as of December 31, 2001, and the related statements of profit and loss, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Centenary Housing Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 2002 on our consideration of Centenary Housing Limited Partnership’s internal control and reports dated January 16, 2002 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Rubin, Brown Gornstein & Co., LLP

St. Louis, MO

January 16, 2002

INDEPENDENT ACCOUNTANTS’ REPORT

To the Partners

New Hilltop Apartments, A Limited Partnership

Columbia, South Carolina

We have audited the accompanying balance sheets of New Hilltop Apartments, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Hilltop Apartments, A Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2002 on our consideration of New Hilltop Apartments, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

DuRant, Schraibman & Lindsay

Columbia, SC

January 24, 2002

Independent Auditors’ Report

Partners

Shadowcreek Apartments

Elko, Nevada

We have audited the accompanying balance sheets of Shadowcreek Apartments (the Project), Rural Development Case No. 33-002-0880283493, as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and with Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project for the year ended December 31, 2001. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards, we have issued a report dated January 23, 2002, on our consideration of the Project’s internal control over financial reporting and over tests of its compliance with laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Child, Sullivan & Company

Kaysville, Utah

January 23, 2002

Independent Auditors’ Report

To the Partners

Stanton Associates, Limited

We have audited the accompanying balance sheets of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2001 and 2000, and. the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanton Associates;, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2002 on our consideration of Stanton Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

York, Dillingham & Company, P.L.L.C.

Columbia, Tennessee

January 30, 2002

INDEPENDENT AUDITOR’ S REPORT

To the Partners

Pahrump Valley Investors

(A Wyoming Limited Partnership)

Cheyenne, WY

I have audited the accompanying balance sheets of Pahrump Valley Investors (A Wyoming Limited Partnership), USDA Rural Development Case No. 33-019-680204949, as of December 31, 2001 and 2000, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnerships management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pahrump Valley Investors (A Wyoming Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued a report dated March 11, 2002 on my consideration of Pahrump Valley Investors’ internal control structure and a report dated March 11, 2002 on its compliance with laws and regulations.

Bernard E. Rea, CPA

Stockton, California

March 11, 2002

Independent Auditors’ Report

To the Partners

Woodlands Apartments

Elko, Nevada

We have audited the accompanying balance sheets of Woodlands Apartments (the Project), Rural Development Case No. 33-004-0880314570, as of December 31, 2001 and 2000 and the related statements of operations, changes in Partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and with Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and 2000 and the results of its operations, changes in partners equity, and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have issued a report dated January 23, 2002, on our consideration of the Woodlands Apartments’ internal control over financial reporting and over tests of its compliance with laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 13, is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project for the year ended December 31, 2001. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

Child, Sullivan & Company

Kaysville, Utah

January 23, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

ZWOLLE PARTNERSHIP

We have audited the accompanying balance sheets of ZWOLLE PARTNERSHIP, RHS PROJECT NO. 22-043-721260425 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ZWOLLE PARTNERSHIP as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002 on our consideration of ZWOLLE PARTNERSHIP’s internal control and a report dated February 18, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet Meunier & LeBlanc L.L.P.

Metairie, Louisiana

February 18, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

352 Lenox Associates, L.P.

We have audited the accompanying balance sheet of 352 Lenox Associates, L.P. as of December 31, 2001, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 352 Lenox Associates, L.P. as of December 31, 2001, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Lipsky, Godkin & Co., P.C.

New York, NY

February 13, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Ethel Housing, L.P.

Ethel, Mississippi

We have audited the accompanying balance sheets of Ethel Housing, L.P., RD Case No. 28-0040640823417 as of December 31, 2001, and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ethel Housing, L.P., as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 22, 2002, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Ethel Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in ail material respects in relation to the financial statements taken as a whole.

Corkern, Minter & Chisolm, LP

Jackson, MA

February 22, 2002

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills I LC

I have audited the accompanying balance sheets of Hurricane Hills LC as of December 31, 2001, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills I LC as of December 31, 2001, and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Robert Morris, CPA

Cedar City, UT

INDEPENDENT AUDITOR’S REPORT

To: The Partners

Main Everett Housing Limited Partnership

We have audited the accompanying balance sheets of Main Everett Housing Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Main Everett Housing Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company, CPA’s

Larchmont, NY

January 18, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

M.R.H., L.P.

We have audited the accompanying balance sheets of M.R.H., L.P. as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.R.H., L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Boyd, Frinz & Stephans, LLP

St. Louis, Missouri

January 25, 2002

INDEPENDENT AUDITORS ’ REPORT

To the Partners

Washington Arms Apartments

(A Limited Partnership)

Dayton, Ohio

We have audited the accompanying balance sheet of HUD Project #046-NI093 of Washington Arms Apartments (a limited partnership) as of December 31, 2001 and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States, and Consolidated Audit Guide for Audits of HUD Programs (the “Guide”) issued by the U. S. Department of Housing and Urban Development, Office of Inspector General in August 1997. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD project #046-NI093 as of December 31, 2001 and the results of its operations and its cash flows and its changes in deficiency in partners’ capital for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2002 on our consideration of Washington Arms Apartments’ internal controls and a report dated January 23, 2002 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The additional information included in the report shown on pages 12-16 is presented for the purposes of additional analysis and is not a required part of the financial statements of HUD Project #046-NI093. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Waite, Schultz & Associates, Ltd.

Cincinnati, Ohio

January 23, 2002

INDEPENDENT AUDITOR’S REPORT

To: The Partners

Osborne Housing Limited Partnership

We have audited the accompanying balance sheets of Osborne Housing Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osborne Housing Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Tobin & Company, CPA’s

Larchmont, NY

January 18, 2001

INDEPENDENT AUDITORS’ REPORT

To the Partners

Sandstone Village Limited Partnership

Great Falls, Montana

We have audited the accompanying balance sheets of Sandstone Village Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sandstone Village Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Jankermier, Clark, Campanella, Stevens, PC

Great Falls, Montana

February 8, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Shannon Housing, L.P.

Shannon, Mississippi

We have audited the accompanying balance sheets of Shannon Housing, L.P., RD Case No. 28-041064835658, as of December 31, 2001, and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shannon Housing, L.P., as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated March 16, 2002, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Shannon Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter & Chisolm, LP

Jackson, MS

March 16, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners of

Sutton Place Apartments

(A Limited Partnership)

Cincinnati, Ohio

We have audited the accompanying balance sheet of HUD Project #073-55035, 073-55037, 073-55038, 073-55061 and 073-55062 of Sutton Place Apartments (a limited partnership) as of December 31, 2001, and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States, and Consolidated Audit Guide for Audits of HUD Programs (the “Guide”) issued by the U. S. Department of Housing and Urban Development, Office of Inspector General in August 1997. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project #073-55035, 073-55037, 073-55038, 073-55061 and 073-55062 as of December 31, 2001 and the results of its operations and its cash flows and its changes in deficiency in partners’ capital for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 23, 2002 on our consideration of Sutton Place Apartments’ internal control and a report dated January 23, 2002 on its compliance with laws and regulations.

We were engaged to conduct an audit for the purpose of forming an opinion on the financial statements taken as a whole. The additional information included in the report shown on pages 13-19 is presented for the purposes of additional analysis and is not a required part of the financial statements of HUD Project #073-55035, 073-55037, 073-55038, 073-55061 and 073-55062. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Waite, Schultz & Associates, Ltd.

Cincinnati, Ohio

January 23, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

West Point Housing, L.P.

West Point, Mississippi

We have audited the accompanying balance sheets of West Point Housing, L.P., RD Case No. 28-013-0640834734, as of December 31, 2001, and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Point Housing, L.P., as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 25, 2002, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of West Point Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter & Chisolm, LP

Jackson, MS

February 25, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

200 East Avenue Associates, L.P.

We have audited the accompanying balance sheet of 200 East Avenue Associates, L.P. (a limited partnership) as of December 31,2001 and 2000 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 200 East Avenue Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

February 11, 2002

Independent Auditor’s Report

To the Partners

A.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of A.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A.V.A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company L.L.P.

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Beckwood Manor One Limited Partnership

We have audited the accompanying balance sheets of Beckwood Manor One Limited Partnership, RD Project No. 03-025-710677259 (the Partnership), as of December 31, 2001 and 2000 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor One Limited Partnership as of December 31, 2001 and 2000, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 26, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.

Little Rock, Arkansas

JANUARY 26, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

G.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of G.V.A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Greensboro, NC

January 31, 2002

Independent Auditor’s Report

To the Partners

Grayson Manor Limited Partnership

I have audited the accompanying balance sheets of Grayson Manor Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grayson Manor Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2002 on my consideration of Grayson Manor Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Thomas C. Cunningham, CPA PC

Bristol, VA

February 15, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SG – Hazeltine, L.P.

(A California Limited Partnership)

Fresno, California

We have audited the accompanying balance sheet of SO – Hazeltine, L.P., a California Limited Partnership, (the “Partnership”), as of December 31, 2001, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of he Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2001 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with generally accepted accounting principles.

Janzen, Tamberi & Wong Accountancy Corporation

Fresno, CA

February 28, 2002

INDEPENDENT AUDITORS’ REPORT

To The Partners

M.B. Apartments Associates, Ltd.

We have audited the accompanying balance sheets of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Sharpton, Brunson & Company, P.A.

Miami, FL

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Meridian Housing, L.P.

Meridian, Mississippi

We have audited the accompanying balance sheets of Meridian Housing, L.P. (a Mississippi limited partnership), RHS Project No. 28-038-0640893892 as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meridian Housing, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthews, Cutrer

Ridgeland, MS

January 30, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

New Devonshire II Limited Partnership

(An Ohio Limited Partnership)

London, Ohio

We have audited the accompanying balance sheets of New Devonshire II Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-311449843, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the management of New Devonshire II Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire II Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 15, 2002, on our consideration of New Devonshire II Limited Partnership’s internal control and a report dated February 15, 2002, on its compliance with laws and regulations.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information included in the report (shown on pages 11 to 18) is presented for the purpose of additional analysis and is not a required part of the basic financial statements of New Devonshire II Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Kline & London

Beachwood, Ohio

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the partners

New Devonshire West Limited partnership

(an Ohio Limited Partnership)

West Jefferson, Ohio

We have audited the accompanying balance sheets of New Devonshire West Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-3l 1449844, as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the management of New Devonshire West Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the Unites States of America and Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire West Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 15, 2002, on our consideration of New Devonshire West Limited Partnership’s internal control and a report dated February 15, 2002, on its compliance with laws and regulations.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information included in the report (shown on pages 11 to 18) is presented for the purpose of additional analysis and is not a required part of the basic financial statements of New Devonshire West Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Kline & London

Beachwood, Ohio

February 15, 2002

Independent Auditor’s Report

To the Partners

Powell Valley Limited Partnership

I have audited the accompanying balance sheets of Powell Valley Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture. Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of’ Powell Valley Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with, generally accepted accounting principles.

In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2002 on my consideration of Powell Valley Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.

Thomas C. Cunninghan, CPA PC

Bristol, VA

February 15, 2002

Independent Auditor’s Report

To the Partners

V. V. A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of V.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America arm the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of V. V. A. Limited Partnership as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, L.L.P.

Greensboro, NC

January 31, 2002

Independent Auditor’s Report

To the Partners

W. P. V. A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of W. P. V. A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express all opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W. P. V. A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

For the Partners

Angelou Associates, L. P,

New York, New York

We have audited the accompanying balance sheets of Angelou Associates, L. P. (a New York State limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, cash flows, and partners’ capital, and the supplementary information included for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, we believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Angelou Associates, L. P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kahn Boyd Levychin & Co.

New York, NJ

January 22, 2002

Report of Independent Accountant

To the Partners of CR Housing Associates, L.P.

I have audited the accompanying balance sheets of CR Housing Associates, L.P. (the “Partnership”) as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CR Housing Associates, L.P. as of December 31, 2001 and 2000, and the results of it operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Jose R. Barreras, CPA

Santurce, PR

February 21, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Holly Heights Apartments, L.P.

We have audited the accompanying balance sheets of Holly Heights Apartments, L.P. as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management, our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holly Heights Apartments, L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners, equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Goracke, Riggerbush & Piotrowski, L.L.P.

Omaha, Nebraska

January 18, 2002

INDEPENDENT AUDITORS’ REPORT

TO THE PARTNERS OF 1374 BOSTON ROAD LIMITED PARTNERSHIP

We have audited the accompanying balance sheet of 1374 BOSTON ROAD LIMITED PARTNERSHIP as of December 31, 2001 and 2000, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1374 BOSTON ROAD LIMITED PARTNERSHIP as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Friedman Alpern & Green LLP

New York, NY

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

BIENVILLE III APARTMENTS

We have audited the accompanying balance sheets of BIENVILLE III APARTMENTS, RHS PROJECT NO.: 22-007-721280566 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BIENVILLE III APARTMENTS as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 18, 2002 on our consideration of BIENVILLE III APARTMENTS’ internal control and a report dated February 18, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

February 18, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

BLANCHARD II APARTMENTS

We have audited the accompanying balance sheets of BLANCHARD II APARTMENTS, RHS PROJECT NC). 22-009-721313034 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BLANCHARD II APARTMENTS as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 19, 2002 on our consideration of BLANCHARD II APARTMENTS’ internal control and a report dated February 19, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc L.L.P.

Metairie, Louisiana

February 19, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

COTTONWOOD APARTMENTS I

We have audited the accompanying balance sheets of COTTONWOOD APARTMENTS I, RHS PROJECT NO. 22-005-721313387 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COTTONWOOD APARTMENTS I as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 24, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2002 on our consideration of COTTONWOOD APARTMENTS’ internal control and a report dated January 31, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

January 31, 2002

Partners

Fairway II Limited Dividend Housing Association

Limited Partnership

Marlette, Michigan

We have audited the accompanying balance sheet of Fairway II Limited Dividend Housing Association Limited Partnership, Rural Housing Service Project No. 26-074-383047638 as of December 31, 2001 and 2000, and the related statements of income, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairway II Limited Dividend Housing Association Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 19, 2002 on our consideration of Fairway II Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 11 through 19 is presented for purposes of complying with the requirements of Rural Housing Service and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Yeo & Yeo, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

Lansing, Michigan

February 19, 2002

Independent Auditor’s Report

To the Partners of

Fort Bend NHC L.P.

(A Virginia Limited Partnership)

We have audited the accompanying balance sheet of Fort Bend NHC L.P. as of December 31, 2001, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fort Bend NHC L.P. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Dauby O’Connor & Zaleski, LLC

Carmel, Indiana

February 2, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

EVANGELINE PARTNERSHIP

We have audited the accompanying balance sheets of EVANGELINE PARTNERSHIP, RHS PROJECT NO. 22-027-721313386 as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVANGELINE PARTNERSHIP as of December 31, 2001 and 2000 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 25, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 19, 2002 on our consideration of EVANGELINE PARTNERSHIP’s internal control and a report dated February 19, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

February 19, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Neighborhood Restorations Limited Partnership VII

Dresher, Pennsylvania

We have audited the accompanying balance sheets of Neighborhood Restorations Limited Partnership VII (a Pennsylvania Limited Partnership) as of December 31, 2001 and 2000, and the related statement of operations, changes in partners’ capital ‘and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhood Restorations Limited Partnership VII as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

St. Clair CPA’s, P.C.

Bala Cynwyd, PA

January 18, 2002

Independent Auditor’s Report

To the Partners

R.V.K.Y. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of R.V.K.Y. Limited Partnership (a Kentucky limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.V.K.Y. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, L.L.P.

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

To The Partners

Sumner House Limited Partnership

We have audited the accompanying balance sheets of Sumner House Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sumner House Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 8 and 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kostin, Ruffkess & Company, LLC

Farmington, Connecticut

February 22, 2002

To the Partners

Terraceview Limited Partnership

We have audited the accompanying balance of Terraceview Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended.  These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terraceview Limited Partnership as of December 31, 2001 and. 2000 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended in conformity with generally accepted accounting principle.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Stangl & Jaskcowiak, Ltd

Sauk Rapids, MN

May 10, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Bryson Apartments, LTD.

We have audited the accompanying balance sheet of Bryson Apartments, Ltd. (a limited partnership), RD Project No.: 50-019-752658906-01-8 as of December 31, 2001 and the related statement of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, we believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bryson Apartments, Ltd. RD Project No.: 50-019-752658906-01-8 as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2002 on our consideration of Bryson Apartments, Ltd. internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.C.D.

Wichita Falls, Texas

February 6, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Collins Housing, L.P.

Collins, Mississippi

We have audited the accompanying balance sheets of Collins Housing, L.P., RD Case No. 28-0160640864674, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Collins Housing, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Audit Program issued by the United States Department of Agriculture, Rural Development, we have also issued a report dated February 20, 2002, on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements of Collins Housing, L.P. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which we express no opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Corkern, Minter and Chisolm, P.A.

Jackson, MS

February 20, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Glenbrook Apartments, Ltd.

We have audited the accompanying balance sheet of Glenbrook Apartments, Ltd. (a limited partnership), RD Project No.: 50-069-0752627351-01-4 as of December 31, 2001 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenbrook Apartments, Ltd., RD Project No.: 50-069-0752627351-01-4 as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2002 on our consideration of Glenbrook Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co. LLP

Wichita Falls, Texas

February 6, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Jacksboro Apartments, LTD.

We have audited the accompanying balance sheet of Jacksboro Apartments, Ltd. (a limited partnership), RD Project No.: 50-0190-75-2-657-4-5’7 - 01 - 6 as of December 31, 2001 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Jacksboro Apartments, Ltd. RD Project No.: 50-0190752657457-01-6 as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 5, 2002 on our consideration of Jacksboro Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co. LLP

Wichita Falls, Texas

February 5, 2002

INDEPENDENT AUDITORS’ REPORT

To The Partners

Lincoln Hotel Partnership

A California Limited Partnership

710 West Ivy

San Diego, CA 92101

Independent Auditor’s Report

We have audited the accompanying balance sheets of Lincoln Hotel Partnership, A California Limited Partnership, as of December 31, 2001 and 2000, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit a/so includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Hotel Partnership, A California Limited Partnership as of December 3l, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CONSIDINE & CONSIDINE

An Accountancy Corporation

San Diego, CA

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Lutkin Bayou Apartments, LP

Drew, Mississippi

We have audited the accompanying balance sheets of Lutkin Bayou Apartments, LP (a Mississippi limited partnership), RHS Project No. 28-083-640863241 as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lutkin Bayou Apartments, LP, as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purposes of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Mathews Cutrer & Lindsay, P.A.

Drew, MS

February 6, 2002

INDEPENDENT AUDITORS’ REPORT

To The Partners

Northway Drive, Ltd.

Bryan, Texas

We have audited the accompanying balance sheets of Northway Drive. Ltd. - (A Texas Limited Partnership) as of December 31, 2001 and 2000, and the related statements of income, partners’ equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Northway Drive, Ltd.  - (A Texas Limited Partnership) as of December 31, 2001 and 2000, in conformity with Generally Accepted Accounting Principles.

Louann Montey & Assoc. PC

Austin, Texas

March 8, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Rhome Apartments, Ltd.

We have audited the accompanying balance sheet of Rhome Apartments, Ltd. (a limited partnership), RD Project No: 51-049-0752627348-02-2 as of December 31, 2001 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rhome Apartments, Ltd., RD Project NO.: 51-049-0752627348 as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 1-19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 1, 2002 on our consideration of Rhome Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, Texas

February 1, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bellwood Four Limited Partnership

We have audited the accompanying balance sheets of Bellwood Four Limited Partnership, (the Partnership), as of December 31, 2001 and 2000 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits,

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bellwood Four Limited Partnership as of December 31, 2001 and 2000, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants, That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & C0.

Little Rock, Arkansas

February 4, 2002

Independent Auditors’ Report

To the Partners

Bowie Apartments, Ltd.

We have audited the accompanying balance sheets of Bowie Apartments, Ltd. (a limited partnership), RD Project No. 50-069-0752627345-01-7, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bowie Apartments, Ltd., RD Project No. 50-069-0752627345-01-7, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page I~20 and 1-21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2002 on our consideration of Bowie Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls,

Texas January 30, 2002

Independent Auditor’s Report

To the Partners

C.V.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of C.V.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards’ issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.V.V.A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Greensboro, NC

January 31, 2002

Independent Auditors’ Report

To the Partners

Graham Apartments, Ltd.

We have audited the accompanying balance sheets of Graham Apartments, Ltd. (a limited partnership), RD Project No. 51-52-752663159-01-1, as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Apartments, Ltd., RD Project No. 51-52-752663159-01-1, as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 25, 2002 on our consideration of Graham Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, Texas

January 25, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hillside Terrace Associates, L.P.

We have audited the accompanying balance sheet of Hillside Terrace Associates, L.P. (a limited partnership) as of December 31, 2001 and 2000 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hillside Terrace Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

January 31, 2002

Independent Auditor’s Report

To the Partners

K.G.V.A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of K.G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express all opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards’ issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of K.G.V.A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson Company, L.L.P.

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITORS’ REPORT

To the Members

Linden Partners II, LLC

We have audited the accompanying balance sheets of Linden Partners 11, LIC (a Nebraska Limited Liability Company) as of December 3 I, 2001 and 2000, and the related statements of operations, members’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted it the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, is a all material respects, the financial position of Linden Partners II, LLC as of December 31, 2001 and 2000, and the results of its operations, and changes in members’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Monterth, Lacy & Sharkey, LLC

Omaha, Nebraska

February 11, 2002

Independent Auditor’s Report

To the Partners

Mesa Grande Apartments, Limited Partnership

Irvine, California

I have audited the accompanying balance sheet of Mesa Grande Apartments, Limited Partnership as of December 31, 2001, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mesa Grande Apartments, Limited Partnership at December 31, 2001, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Suarez Accountancy Corporation

San Pedro, CA

February 4, 2002

Independent Auditors’ Report

To the Partners

Nocona Apartments, Ltd.

We have audited the accompanying balance sheets of Nocona Apartments, Ltd. (a limited partnership), RD Project No: 50-069-0752685663-02-2 as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nocona Apartments, Ltd. RD Project No.: 50-069-0752685663-02-2 as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 1-20 and 1-21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2002 on our consideration of Nocona Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Moore, Camp, Phillips & Co., L.L.P.

Wichita Falls, Texas

January 30, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pyramid One Limited Partnership

We have audited the accompanying balance sheets of Pyramid One Limited Partnership, {the Partnership), as of December 31, 2001 and 2000 and the related statements of profit (loss), changes in partners’ equity (deficit) cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. All audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly all material respects, the financial position of Pyramid One Limited Partnership as of December 31, 2001 and 2000, and its results of operations, changes in partners’ equity {deficit), and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 20, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Little, Shaneyfelt, Marshall, Romine & Co.

Little Rock, AK

February 20, 2002

Independent Auditor’s Report

To the Partners

Sunrise Homes Apartments, Limited Partnership

Irvine, California

I have audited the accompanying balance sheet of Sunrise Homes Apartments, Limited Partnership as of December 31, 2001, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that nay audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunrise Homes Apartments, Limited Partnership at December 31, 2001, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Suarez Accountancy Corporation

San Pedro, CA

February 4, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing One, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing One, L.P., a Mississippi limited partnership, FmHA Project No. 28-045-0640886062 01-8, as of December 31, 2001 and 2000, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are tree of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing One, L.P., FmHA Project No. 28-045-0640886062 01-8, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 26, 2002, on our consideration of the Partnership’s internal control and a report dated February 26, 2002, on its compliance with specific requirements applicable to major FmHA programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 14 through 18 on which we express no opinion, has been subjected to the auditing procedures applied in the audits of file basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 26, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Two, L.P,

Jackson, Mississippi

We have audited the accompanying balance sheet of Canton Housing Two, L.P., a Mississippi limited partnership, FmHA Project No. 28-045-0640886061 01-5, as of December 31, 2001 and 2000, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Two, L.P., FmHA Project No. 28-045-0640886061 01-5, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 26, 2002, on our consideration of the Partnership’s internal control and a report dated February 26, 2002, on its compliance with specific requirements applicable to major FmHA programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 26, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Three, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing Three, L.P., a Mississippi limited partnership, FmHA Project No. 28-045-0640886063 04-2, as of December 31, 2001 and 2000, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Canton Housing Three, L.P., FmHA Project No. 28-045-0640886063 04-2, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 26, 2002, on our consideration of the Partnership’s internal control and a report dated February 26, 2002, on its compliance with specific requirements applicable to major FmHA programs.

Our audits were made for the purpose of forming an opinion on file basic financial statements taken as a whole. The accompanying financial information included on pages 12 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for file current budget and proposed budget columns in Part I and II and the information in part IV included on pages 12 through 16, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 26, 2002

INDEPENDENT AUDITORS’ REPORT

The Partners

Canton Housing Four, L.P.

Jackson, Mississippi

We have audited the accompanying balance sheets of Canton Housing Four, L.P., a Mississippi limited partnership, FmHA Project No. 28-045-0640886064 02-0, as of December 31, 2001 and 2000, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Four, L.P., FmHA Project No. 28-045-0640886064-02-0, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 26, 2002, on our consideration of the Partnership’s internal control and a report dated February 26, 2002, on its compliance with specific requirements applicable to major FmHA programs.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I and II and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

EUBANK & BETTS, PLLC

Jackson, Mississippi

February 26, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Ellisville Housing, L.P.

West Point, Mississippi

We have audited the accompanying balance sheets of Ellisville Housing, L.P. (a Mississippi limited partnership), RHS Project No. 28-034-0640864667 as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ellisville Housing, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthews, Cutrer & Lindsay, P.A.

West Point, MS

February 18, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Hattiesburg Housing, LP

Jackson, Mississippi

We have audited the accompanying balance sheets of Hattiesburg Housing, LP (a Mississippi limited partnership), RHS Project No. 28-018-640864668 as of December 31, 2001 and 2000, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hattiesburg Housing, LP as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1930-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1930-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Matthews, Cutrer & Lindsay P.A.

Jackson, MS

February 14, 2002

INDEPENDENT AUDITORS’ REPORT

To the partners

Hurricane Hills II LC

I have audited the accompanying balance sheets of Hurricane Hills II LC as of December 31, 2001, and the related partners’ equity for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills II LC as of December 31, 2001, and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

Morris Accounting Co., Inc.

Cedar City, VT

Independent Auditor’s Report

To the Partners

N. M. V. A. Limited Partnership

Charlotte, North Carolina

We have audited the accompanying balance sheets of N. M. V. A. Limited Partnership (a Virginia limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of N. M. V. A. Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2002, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Bernard Robinson & Company, LLP

Greensboro, NC

January 31, 2002

INDEPENDENT AUDITOR’S REPORT

Partners

Sencit Hampden Associates, L.P.

We have audited the accompanying balance sheets of SENCIT HAMPDEN ASSOCIATES, L.P., ROTH VILLAGE TOWNHOMES as of December 31, 2001 and 2000, and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit Hampden Associates, L.P. as of December 31, 2001 and 2000, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Fishbein & Company, P.C.

Elkins Park, Pennsylvania

January 25, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Silver Creek/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Silver Creek/MHT Limited Dividend Housing Association Limited Partnership (a Michigan limited partnership) as of December 31, 2001, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silver Creek/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Hungerford & Co.

Southgate, Michigan

January 23, 2002

Independent Auditor’s Report

February 1, 2002

To the Partners

Indiana Development Limited Partnership

Novi, Michigan

We have audited the accompanying balance sheets of Indiana Development Limited Partnership as of December 31, 2001 and 2000 and the related statements of operation, partner capital and cash flows for the years then ended. These financial statements are the responsibility of Indiana Development Limited Partnership’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indiana Development Limited Partnership as of December 31,2001 and 2000 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14, 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as whole.

VanderPloeg Bergakker & Houtstra

Grand Rapids, MI

February 1, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Martinsville-I, Ltd.

I have audited the accompanying balance sheets of Martinsville-I, Ltd. (a Kentucky limited partnership) as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. The financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership’s general partner and contracted management agent, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martinsville-I, Ltd. at December 31, 2001 and 2000, and its operations, changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.

H. Steven Plaut, P.S.C.

Louisville, KY

February 8, 2002

Auditors’ report

To the Partners

Parkside Plaza Associates, L. P.

New York, New York

We have audited the accompanying balance sheets of Parkside Plaza Associates, L. P. (a New York State limited partnership) as of December 31, 2001 and 2000, and the related statements of operations, cash flows, and partners’ capital, and the supplementary information included for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used ‘and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkside Plaza Associates, L. P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Kahn Boyd Levychin,

Certified Public Accountants

New York, NJ

January 22, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Pyramid Four Limited Partnership

We have audited the accompanying balance sheets of Pyramid Four Limited Partnership, (the Partnership), as of December 81, 2001 and 2000 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows fop the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid Four Limited Partnership as of December 31, 2001 and 2000, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 29, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.

Little Rock, AK

JANUARY 29, 2002

MCFARLAND AND GANN, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Partners

Bradford Group Partners of Jefferson County, L.P.

893 Forgety Road

Jefferson City, Tennessee

We have audited the accompanying balance sheet of Bradford Group Partners of Jefferson County, L.P. (a limited partnership) as of December 31, 2001, and the related statements of income (loss), partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradford Group Partners of Jefferson County, L.P. as of December 31, 2001, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

McFarland and Gann, P.C.

Jefferson City, TN

March 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership (a Michigan limited partnership) as of December 31, 2001, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2001, and the results of its operations, changes in partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

Hungerford & Co.

Southgate, Michigan

January 22, 2002

Independent Auditors’ Report

To the Partners of

NHC Partnership 5, L.P.

(A Virginia Limited Partnership)

We have audited the accompanying balance sheet of NHC Partnership 5, L.P. as of December 31, 2001, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHC Partnership 5, L.P. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Dauby O’Connor & Zaleski, LLC

Carmel, Indiana

February 2, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Belmont Affordable Housing II, L.P.

Springfield, Pennsylvania

We have audited the accompanying balance sheets of Belmont Affordable Housing II, L.P. (a Pennsylvania Limited Partnership) as of December 31, 2001 and 2000, and the related statements of operations and other comprehensive loss, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Belmont Affordable Housing II, L.P. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with U.S generally accepted accounting principles.

St. Clair CPA’s, P.C.

Bala Cynwyd, Pennsylvania

January 23, 2002

INDEPENDENT AUDITORS’ REPORT

To the Partners

Howard Park, Ltd.

We have audited the accompanying balance sheet of Howard Park Ltd. as of December 31, 2001 and the related statements of income, partners’ equity and cash flow for the year then ended. These financial statements are the responsibility of the Howard Park, Ltd. management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Howard Park, Ltd. as of December 31, 2000, were audited by other auditors whose report dated March 9, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Howard Park, Ltd. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of administrative, utilities, maintenance, taxes, insurance and interest expense on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Sharpton, Bruston & Company, P.A.

Miami, FL

February 22, 2002

Independent Auditor’s Report

February 1, 2002

Partners

RHP 96-1 Limited Partnership

Novi, Michigan

We have audited the accompanying balance sheets of RHP 96-1 Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partner capital and cash flows for the years then ended. These financial statements are the responsibility of RHP 96-1 Limited Partnership’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RHP 96-1 Limited Partnership as of December 31,2001 and 2000 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as whole.

VanderPloeg, Bergakker & Houtstra

Novi, Michigan

February 1, 2002

INDEPENDENT AUDITOR’S REPORT

June 18, 2002

To the Partners

New Caney Housing II, Ltd.

We have audited the accompanying balance sheet of New Caney Housing II, Ltd. as of December 31, 2001 and 2000, and the related statements of operations, partners’ equity (deficit), and cash flow for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based oil our audits.

We conducted our audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of New Caney Housing II, Ltd. as of December 31, 2001 and 2000, and the results of its operation and its cash flows for the year ending December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

Marshall, Shafer & Spalding, P.C.

Houston, TX

June 18, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Riverwalk Apartment Homes, Phase II LLC

Madison, Wisconsin

We have audited the accompanying balance sheet of Riverwalk Apartment Homes, Phase II LLC as of December 31, 2001 and the related statements of operations, members’ equity and cash flows for the year then ended.  These financial statements are the responsibility of the company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of Riverwalk Apartments Homes, Phase II LLC as of December 31, 2000 were audited by other auditors whose report dated January 16, 2001 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we Plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement Presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverwalk Apartment Homes, Phase II LLC as of December 31, 2001 and the results of its operations and cash flows for the year then ended--in conformity with accounting, principles generally accepted in the United States of America.

Virchow, Krause & Company, LLP

Madison, Wisconsin

January 9, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Aloha Housing Limited Partnership

Oregon Housing and

Community Services Department

Salem, Oregon

We have audited the accompanying Balance Sheets of Aloha Housing Limited Partnership (a limited partnership), as of December 31, 2001 and 2000 and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, and with Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aloha Housing Limited Partnership, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of supplementary information required by the Oregon Housing and Community Services Department are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole

Henick & Ylvisaker

Portland, Oregon

January 30, 2002

Independent Auditors’ Report

To The Partners

Riverview Bend Limited Partnership

Crystal City, Missouri

We have audited the accompanying balance sheet of Riverview Bend Limited Partnership (Riverview Bend Apartments, Project No. 085-35329-PM-L8) as of December 31,2001, and the related statements of profit and loss, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Bend Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 2002 on our consideration of Riverview Bend Limited Partnership’s internal control and reports dated January 16, 2002 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Rubin, Brown, Gornstein & Co., L.L.P.

St. Louis, MO

January 16, 2002

Independent Auditor’s Report

February 1, 2002

Partners

Baldwin Villas Limited Dividend

Housing Association Limited Partnership

Novi, Michigan

We have audited the accompanying balance sheets of Baldwin Villas Limited Dividend Housing Association Limited Partnership as of December 31, 2001 and 2000 and the related statements of operations, partner capital and cash flows for the years then ended. These financial statements are the responsibility of Baldwin Villas Limited Dividend Housing Association Limited Partnership’s management. Our responsibility is to express an opinion on the financial statement based upon our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baldwin Villas Limited Dividend Housing Association Limited Partnership as of December 31, 2001 and 2000 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the and/ting procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as whole.

VanderPloeg, Bergakker & Houststra

Grand Rapids, MI

June 19, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Gouverneur Senior Housing Associates, L.P.

We have audited the accompanying balance sheet of Gouverneur Senior Housing Associates, L.P, (a limited partnership) as of December 31, 2001 and 2000, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management, our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we Plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Gouverneur Senior Housing Associates, L.P. as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Salmin, Celona, Wehrle & Flaherty, LLP

Rochester, NY

February 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

TALLY HO APARTMENTS II PARTNERSHIP

We have audited the accompanying balance sheet of TALLY HO APARTMENTS II PARTNERSHIP, RHS PROJECT NO 22-035-721457920 as of December 31, 2001 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended, These financial statements are the responsibility of the partnership’s management, our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing standards, issued by the comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TALLY HO APARTMENTS II PARTNERSHIP as of December 31, 2001 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the Purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 27, is presented for purposes of additional analysis and is not a required part of the basic financial statements, such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated March 12, 2002 on our consideration of TALLY HO APARTMENTS II PARTNERSHIP’s internal control and a report dated March 12, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, Louisiana

March 12, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

TIMBER TRAILS I PARTNERSHIP

We have audited the accompanying balance sheet of TIMBER TRAILS I PARTNERSHIP, RHS PROJECT NO. 22-040-721457919 as of December 31, 2001 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIMBER TRAILS PARTNERSHIP as of December 31, 2001 and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting, principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 27, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 28, 2002 on our consideration of TIMBER TRAILS I PARTNERSHIP’s internal control and a report dated February 28, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, L.L.P.

Metairie, Louisiana

February 28, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Capital Five Limited Partnership

We have audited the accompanying balance sheets of Capital Five Limited Partnership, (the Partnership), as of December 31, 2001 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Five Limited Partnership as of December 31, 2001 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended, in conformity with accounting, principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 13, 2002 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants, That report is an integral pant of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.

Little Rock, Arkansas

February 13, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

CENTER PLACE APARTMENTS II, LTD

We have audited the accompanying balance sheet of CENTER PLACE APARTMENTS II, LTD, RHS PRQJECT NO. 51-010-721481069 as of December 31, 2001 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CENTER PLACE APARTMENTS II, LTD as of December 31, 2001 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 27, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated March 14, 2002 on our consideration of CENTER PLACE APARTMENTS II, LTD’s internal control and a report dated March 14, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLPV

Metair, LA

March 14, 2002

INDEPENDENT AUDITOR’S REPORT

To the Members

MA NO, 2 LLC

San Diego, California

We have audited the accompanying balance sheet of MA NO. 2 LLC, (a Nevada Limited Liability Company) as of December 31, 2001, and the related statement of income, changes in members’ equity, and cash flows from March 1, 2001 (date of recapitalization) through December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures In the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MA NO. 2 LLC as of December 31, 2001 and the results of its operations and its cash flows from March 1, 2001 (date of recapitalization) to December 31, 2001, in conformity with U.S. generally accepted accounting principles.

Grice, Lurd and Tarkington, LLP

Escondido, California

March 15, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

OAKLAND PARTNERSHIP

We have audited the accompanying balance sheet of OAKLAND PARTNERSHIP, RHS PROJECT NO.  22-002-721457988 as of December 31, 2001 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of OAKLAND PARTNERSHIP as of December 31, 2001 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 27, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated March 25, 2002 on our consideration of OAKLAND PARTNERSHIP’s internal control and a report dated March 25, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, LA

March 25, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

WESTERN GARDEN PARTNERSHIP

We have audited the accompanying balance sheet of WESTERN GARDEN PARTNERSHIP, RHS PROJECT NO. 22-010-721457978 as of December 31, 2001 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of WESTERN GARDEN PARTNERSHIP as of December 31, 2001 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 17 through 27, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated March 13, 2002 on our consideration of WESTERN GARDEN PARTNERSHIP’s internal control and a report dated March 13, 2002 on its compliance with laws and regulations applicable to the financial statements.

Pailet, Meunier & LeBlanc, LLP

Metairie, LA

March 13, 2002

INDEPENDENT AUDITOR’S REPORT

To the Partners

Harbor Pointe II/MHT Limited Dividend Housing

Association Limited Partnership

We have audited the accompanying balance sheet of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership (a Michigan limited partnership) as December 31, 2001.  This financial statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Harbor Pointe’ II/MHT Limited Dividend Housing Association Limited Partnership as December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Hungerford & Co.

Southgate, MI

April 4, 2002